                                                                     EXHIBIT 3.a



                     RESTATED CERTIFICATE OF INCORPORATION

                                      AND

                                     BYLAWS

                         ------------------------------



                            BANKAMERICA CORPORATION







                                    CERTIFICATE:  LAST AMENDED JUNE 2, 1997
                                         BYLAWS:  LAST AMENDED MAY 22, 1997
          RESTATED CERTIFICATE OF INCORPORATION:  FILED JUNE 3, 1997

                            RESTATED CERTIFICATE OF
                                 INCORPORATION
                                       OF
                            BANKAMERICA CORPORATION
                   (Originally incorporated October 7, 1968)

          FIRST.  The name of the Corporation is

                            BankAmerica Corporation

          SECOND. The address of its registered office in the State of Delaware is No. 1209 Orange Street, in the City of Wilmington, County of New Castle. The name of its registered agent at such address is The Corporation Trust Company.

          THIRD. The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

          FOURTH. I. The Corporation may issue 1,470,000,000 shares of capital stock, including 70,000,000 preferred shares, without par value, and 1,400,000,000 common shares, par value $1.5625 per share. Except as otherwise expressly provided by this Certificate of Incorporation or the resolution or resolutions of the Board of Directors providing for the issue of a series of preferred stock, stock of any class or classes may be increased or decreased by the affirmative vote of the holders of a majority of the stock of the Corporation at the time entitled to vote.

          II. A statement of the designations and the powers, preferences and rights, and the qualifications, limitations or restrictions thereof, in respect of the classes of capital stock of this Corporation is as follows:

          1.   Series of Preferred Stock.  The preferred stock shall be issuable
               -------------------------
in one or more series with such voting powers, full or limited, and such designations, preferences and relative, participating, optional or other special rights and qualifications, limitations or restrictions thereof, as shall be stated and expressed in this Certificate of Incorporation or any amendment hereto, or in the resolution or resolutions providing for the issue of such stock, or series thereof, adopted, at any time and from time to time, by the Board of Directors of the Corporation pursuant to the authority hereby expressly vested in the Board of Directors.

          Except as otherwise expressly provided by the Delaware law or this Certificate of Incorporation, there shall be no limitation or restriction on variation between any of the different series of preferred stock. All preferred stock of all series shall share pro rata in the payment of all dividends on the preferred stock at the various rates fixed for each series and in any amounts payable or distributable upon liquidation, dissolution or winding up of the Corporation to the extent of the respective liquidation preferences fixed for each series; and, except for variations between the different series of preferred stock, as herein expressly provided or permitted, all series of preferred stock shall rank on a parity. All preferred stock of any one series shall be entitled to the same dividend rate and shall have the same voting, redemption, conversion, liquidation and other rights, preferences, privileges, limitations and restrictions.

          2.   Dividend Rights.  The holders of the preferred stock of all
               ---------------
series shall be entitled to receive, when and as declared by the Board of Directors, dividends at the rate or rates fixed for the respective series, and no more, without priority of one series over any other series, out of funds of the Corporation legally available therefor, payable in cash quarterly on such dates as may be fixed by the Board of Directors as to any series of preferred stock (the periods between any such dates, commencing on such dates, being herein designated as "dividend periods"). Dividends on the preferred stock of any series shall be cumulative from and after such date as may be fixed by the Board of Directors prior to the issuance thereof. Such dividends on the preferred stock of all series shall be declared and paid or set apart for payment before any dividend shall be declared or paid or set apart for payment on, or any other distribution made in respect of, the common stock, and shall be cumulative as above provided so that if, in any dividend period, dividends at the respective rates fixed for each such series shall not have been declared and paid or set apart for payment on all outstanding shares of each such series for such dividend period and all preceding dividend periods from and after the date from which dividends on each such series shall be cumulative, then the aggregate deficiency shall be fully paid or declared and set apart for payment, but without interest, before any dividends shall be declared or paid or set apart for payment on, or any other distribution made in respect of the common stock.

          After full cumulative dividends on the outstanding preferred stock of all series shall have been paid or set apart for payment for all previous dividend periods and for the then current dividend period, as above provided, and after sufficient funds shall have been set aside to meet all matured obligations, if any, of the Corporation with respect to all sinking funds, retirement funds or purchase funds for any series of preferred stock, then and not otherwise, as long as any preferred stock of any series shall remain outstanding, dividends may be declared and paid or set apart for payment on the common stock in the discretion of the Board of Directors out of any funds of the Corporation thereafter remaining and legally available therefor.

          Accumulations of dividends, whether declared or passed, shall not bear interest.

          3.   Voting Rights.  Except as otherwise expressly provided by
               -------------
Delaware law or this Certificate of Incorporation or the resolution or resolutions of the Board of Directors providing for the issue of a series of preferred stock, the holders of the common stock shall possess exclusive voting power for the election of Directors and for all other purposes. Every holder of record of common stock entitled to vote and, except as otherwise expressly provided in the resolution or resolutions of the Board of Directors providing for the issue of a series of preferred stock, every holder of record of any series of preferred stock at the time entitled to vote, shall be entitled to one vote for each share held.

          Whenever and as often as dividends payable on the preferred stock at the time outstanding shall be accumulated and unpaid in an amount equivalent to or exceeding six quarterly dividends (whether or not declared and whether consecutive or not), the holders of record of the preferred stock of all series shall thereafter have the right, as a single class, to elect two directors, and, subject to the terms of any outstanding series of preferred stock, the holders of record of the common stock, as a single class, shall have the right to elect the remaining authorized number of Directors.

          Upon the happening of the six (6) dividend defaults hereinabove set forth, a special meeting of stockholders of the Corporation then entitled to vote shall be called by the Chairman of the Board or the President or the Secretary of the Corporation, if requested in writing by the holders of record of not less than ten (10) per cent of the preferred stock then outstanding. At such special meeting, or, if no such special meeting shall have been called, then at the next annual meeting of stockholders, the stockholders of the Corporation then entitled to vote shall elect, voting as above provided, an entirely new Board of Directors, and the term of office of the Directors in office at the time of such election shall expire upon the election of their successors at such meeting; provided, however, that nothing herein contained shall be construed to be a bar to the re-election of any Director at such meeting. At all meetings of stockholders at which holders of preferred stock shall be entitled to vote for Directors as a single class, the holders of a majority of the outstanding shares of each class or series of capital stock of the Corporation having the right to vote as a single class shall be necessary to constitute a quorum, whether present in person or by proxy, for the election by that class or series of its designated Directors. In order to validate an election of Directors by stockholders voting as a class, such Directors shall be elected by the vote of at least a plurality of shares held by such stockholders present or represented at the meeting. At any such meeting, the election of Directors by stockholders voting as a class shall be valid notwithstanding that a quorum of other stockholders voting as one or more classes may not be present or represented at such meeting, and if any stockholders voting as a class shall elect Directors, the Directors so elected shall be deemed to be Directors of the Corporation unless and until the other stockholders entitled to vote as one or more classes shall elect their Directors.

          While class voting is in effect with respect to the preferred stock, any Director elected by holders of preferred stock voting as a class may be removed at any annual or special meeting, by vote of a majority of the stockholders voting as a class who elected such Director, for any cause deemed sufficient by such stockholders present at such meeting. In case any vacancy shall occur among the Directors elected by such stockholders voting as a class, such vacancy may be filled by the remaining Director so elected, or his successor then in office, and the Director so elected to fill such vacancy shall serve until the next meeting of stockholders for the election of Directors.

          Such voting rights of the holders of preferred stock as a single class, once effective, shall continue only until all arrears in dividends (whether or not declared) on the preferred stock shall have been paid or declared and set apart for payment at which time the right of the preferred stock to vote as a single class for the election of Directors, as hereinabove set forth, shall terminate. Upon such termination, a special meeting of the stockholders of the corporation then entitled to vote may be called by the Chairman of the Board or the President, and shall be called by the Chairman of the Board or the President or the Secretary of the Corporation if requested in writing by the holders of record of not less than one (1) per cent of the common stock then outstanding, and at such special meeting, or if no such special meeting shall have been called then at the next annual meeting of the stockholders, the stockholders of the Corporation then entitled to vote shall elect an entirely new Board of Directors and the term of office of the Directors in office at the time of such election shall expire upon the election of their successors at such meeting; provided, however, that nothing herein contained shall be construed to be a bar to the re-election of any such Director at such meeting.

          The consent of the holders of at least two-thirds of the number of shares of preferred stock at the time outstanding, given in person or by proxy, either in writing or at a meeting of stockholders at which the holders of the preferred stock shall vote separately as a class, shall be necessary for effecting or validating:

          (a) any change in the Certificate of Incorporation or By-laws of the Corporation which would materially and adversely alter or change the preferences, privileges, rights or powers given to the holders of the preferred stock, provided, that if one or more but not all series of preferred stock at the time outstanding are so affected, only the consent of the holders of at least two-thirds of each series so affected, voting separately as a class, shall be required; or

          (b) the issuance of any shares of any other class of stock of the Corporation ranking prior to the preferred stock.

          The term "ranking prior to the preferred stock" shall mean and include all shares of stock of the Corporation in respect of which the rights of the holders thereof as to the payment of dividends or as to distributions in the event of a voluntary or an involuntary liquidation, dissolution or winding up of the Corporation, are given preference over the rights of the holders of the preferred stock.

          4.   Redemption Provisions.  Every series of preferred stock shall be
               ---------------------
subject to redemption at the election of the Corporation and by operation of the respective sinking funds, retirement funds or purchase funds of any series thereof, in whole or in part, at any time or from time to time, at such price or prices and upon such other terms and conditions as stated in this Certificate of Incorporation, or at such price or prices and upon such other terms and conditions, not inconsistent with the express provisions of this Certificate of Incorporation, as shall be fixed in the resolution or resolutions of the Board of Directors providing for the issue of such series of preferred stock.

          The following additional conditions shall apply to the redemption of all series of preferred stock:

          Notice of any proposed redemption shall be given by the

Corporation by publication (not less than 30 days nor more than 90 days prior to the redemption date) at least once in a newspaper printed in the English language and of general circulation in the City and County of San Francisco, State of California (upon any secular day of the week) stating such election on the part of the Corporation and that on the redemption date there will become due and payable upon each of the shares to be redeemed, at the place or places specified in such notice, the applicable redemption price therein specified. A similar notice shall be mailed by the Corporation, postage prepaid, not less than 30 days nor more than 90 days prior to the date fixed for redemption, to each holder of record of such shares to be redeemed at his address as shown on the records of the Corporation. The failure to mail such notice or any defect in such mailing shall not invalidate the redemption of such shares.

          If less than all the shares of preferred stock of any series are to be redeemed, redemption shall be made by lot or pro rata, in any manner determined by the Board of Directors to be fair and proper, and the notice of redemption shall specify the shares to be redeemed. From and after the date fixed for redemption, unless default shall be made by the Corporation in payment of the redemption price, all dividends on the shares of preferred stock called for redemption shall cease to accrue and all rights of the holders of such shares as shareholders of the Corporation shall cease and terminate, except the right to receive the applicable redemption price, without interest, upon surrender of the certificates representing the shares so called for redemption, duly endorsed for transfer, if required.

          If the Corporation, on or prior to the date fixed for the redemption of any of the preferred stock, shall deposit with a bank or trust company doing business in San Francisco, California, as a trust fund for the benefit of the respective holders of such shares to be redeemed, sums sufficient to redeem such shares called for redemption, with irrevocable instructions and authority to such depositary to publish, in the name of the Corporation, the notice of redemption thereof (if not theretofore published) and to pay on or after the date fixed for such redemption to the respective holders of such shares the redemption price thereof upon surrender of the certificates representing the shares so called for redemption, then from and after the time of such deposit (although prior to the date fixed for redemption) such shares so called for redemption shall be deemed to be redeemed and dividends thereon shall cease to accrue after said date fixed for redemption. Said deposit shall be deemed to constitute full payment of such shares to the respective holders thereof and such shares shall no longer be deemed to be outstanding and the holders thereof shall cease to be shareholders with respect to such shares and shall have no rights with respect thereto, except only the right to receive from such bank or trust company payment of the redemption price of such shares, without interest, upon surrender of the certificates representing the shares so called for redemption and the right to exercise any existing conversion rights in accordance with the express terms of such shares. All funds so deposited and not used for redemption because of any such conversions shall be returned to the Corporation.

          No redemption or purchase of any preferred stock of any series, through the operation of any sinking fund, retirement fund or purchase fund therefor, or otherwise, shall be made unless full cumulative dividends on all preferred stock of all series then outstanding which are not to be redeemed or purchased, to the end of the dividend period next preceding such redemption or purchase (and for the current dividend period if such redemption or purchase is on a dividend payment date), shall have been paid or declared and set apart for payment, and unless all matured obligations of the Corporation with respect to all sinking funds, retirement funds or purchase funds for all series of preferred stock then outstanding have been met. Subject to the foregoing, the Corporation may, to the extent permitted by Delaware law, purchase or acquire preferred stock of any series (in addition to purchases through the respective sinking funds, retirement funds or purchase funds for such series) at prices not exceeding the respective then applicable voluntary redemption prices thereof, plus customary brokerage commissions paid in connection with the purchase or acquisition thereof.

          All preferred stock redeemed or otherwise retired shall immediately on the redemption or retirement thereof be cancelled and restored to the status of authorized but unissued preferred stock.

          5.   Liquidation Rights.  In the event of any liquidation, dissolution
               ------------------
or winding up of the Corporation, voluntary or involuntary, the holders of all shares of preferred stock of all series shall be entitled to be paid in full out of the assets of the Corporation, without priority between series, the respective voluntary or involuntary liquidation price fixed for such series, and no more, plus all accrued and unpaid dividends thereon to the date that payment is made available to the holders of such shares, prior to any payment or distribution of any assets of the Corporation to the holders of the common stock. If, upon any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the assets of the Corporation shall be insufficient to permit the payment in full of the amounts payable as aforesaid to the holders of the preferred stock of all series, then, to the exclusion of the holders of the common stock, the holders of the preferred stock of all series shall share ratably in proportion to the amounts which they are respectively entitled to receive in the distribution of the entire amount of the assets of the Corporation according to the number of shares of all series of the preferred stock which they respectively hold.

          After payment to the holders of the preferred stock of all series of the full preferential amounts to which they are respectively entitled, as aforesaid, the holders of the common stock shall be entitled to receive as a class, pro rata, all remaining assets of the Corporation available for distribution to its stockholders.

          Consolidation or merger of the Corporation with or into another corporation or corporations, or a sale, whether for cash, shares of stock, securities or properties, of all or substantially all of the assets of the Corporation, shall not be deemed or construed to be a liquidation, dissolution or winding up of the Corporation within the meaning of this paragraph 5.

          6.   Prior Designations.  Pursuant to the authority conferred by this
               ------------------
Article FOURTH, the series of Preferred Stock described in Exhibit A, which is attached hereto and incorporated herein by reference, have been designated, each such series consisting of such number of shares, with such voting powers, full or limited, and such designations, preferences and relative, participating, optional or other special rights and qualifications, limitations or restrictions thereof, as are stated and expressed in such Exhibit A with respect to such series.

          FIFTH. Meetings of stockholders may be held within or without the State of Delaware as the By-laws may provide. The books of the Corporation may be kept, subject to any provision contained in the statutes, outside the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in the By-laws of the Corporation. Elections of Directors need not be by written ballot unless a By-law of the Corporation shall so provide.

          SIXTH. The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred on stockholders herein are granted subject to this reservation. The Directors of the Corporation shall have the power to make, alter or repeal By-laws of the Corporation.

          SEVENTH. No action may be taken by the stockholders except at an annual or special meeting of stockholders, and the power of stockholders to act by written consent, without a meeting, is specifically denied.

          EIGHTH. A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derives any improper personal benefit. Notwithstanding the foregoing, if the Delaware General Corporation Law is amended to further eliminate or limit the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the Delaware General Corporation Law, as so amended, without further stockholder action.

          Any repeal or modification of the foregoing paragraph shall not result in any liability for a director with respect to any action or omission occurring prior to such repeal or modification.

                                                                       EXHIBIT A

                CUMULATIVE ADJUSTABLE PREFERRED STOCK, SERIES A
                                       of
                            BANKAMERICA CORPORATION



          1.   Designation.  The designation of such series shall be "Cumulative
               -----------
Adjustable Preferred Stock, Series A" (hereinafter referred to as the "Series A Preferred Stock") and the number of shares constituting such series is five million one hundred seventy eight thousand (5,178,000). Shares of Series A Preferred Stock shall have a stated value of $50 per share. The number of authorized shares of Series A Preferred Stock may be reduced by further resolution duly adopted by the Board of Directors of the Corporation or the Executive Committee of the Board of Directors and by the filing of a certificate pursuant to the provisions of the General Corporation Law of the State of Delaware stating that such reduction has been so authorized, but the number of authorized shares of Series A Preferred Stock shall not be increased.

          2.   Dividends.  Dividend rates on the shares of Series A Preferred
               ---------
Stock shall be: (i) for the period (the "Initial Dividend Period") from the respective dates of original issue thereof to and including February 28, 1983, the rate shall be 10.25% per annum, and (ii) for each Quarterly Dividend Period (hereinafter referred to as a "Quarterly Dividend Period"; and the Initial Dividend Period or any Quarterly Dividend Period being hereinafter individually referred to as a "Dividend Period" and collectively referred to as "Dividend Periods") thereafter, which Quarterly Dividend Periods shall commence on March 1, June 1, September 1 and December 1 in each year and shall end on and include the day next preceding the first day of the next Quarterly Dividend Period, at a rate per annum of the stated value thereof equal to the Applicable Rate (as defined in Section 3) in respect of such Quarterly Dividend Period. Such dividends shall be cumulative from the respective dates of original issue of such shares and shall be payable, when and as declared by the Board of Directors, on February 28, May 31, August 31 and November 30 of each year, commencing November 30, 1982. Each such dividend shall be paid to the holders of record of shares of Series A Preferred Stock as they appear on the stock register of the Corporation on such record date, not exceeding 30 days preceding the payment date thereof, as shall be fixed by the Board of Directors of the Corporation. Dividends on account of arrears for any past Dividend Periods may be declared and paid at any time, without reference to any regular dividend payment date, to holders of record on such date, not exceeding 45 days preceding the payment date thereof, as may be fixed by the Board of Directors of the Corporation. If there shall be outstanding shares of any other series of Preferred Stock ranking on a parity as to dividends with the Series A Preferred Stock, the Corporation, in making any dividend payment on account of arrears on the Series A Preferred Stock or such other series of Preferred Stock, shall make payments ratably upon all outstanding shares of Series A Preferred Stock and such other series of Preferred Stock in proportion to the respective amounts of dividends in arrears upon all such outstanding shares of Series A Preferred Stock and such other series of Preferred Stock to the date of such dividend payment. No interest, or sum of money in lieu of interest, shall be payable in respect of any dividend payment or payments which may be in arrears.

          The amount of dividends per share payable for each Quarterly Dividend Period shall be computed by dividing the dividend rate for such Dividend Period by four and applying such rate against the stated value per share of the Series A Preferred Stock. Dividends payable on the Series A Preferred Stock for any period less than a full Quarterly Dividend Period, and for any portion of the Initial Dividend Period occurring prior to November 30, 1982, shall be computed on the basis of a 360-day year of four 90-day quarters and the actual number of days elapsed in the period for which payable.

          3.   Definition of Applicable Rate, etc.  Except as provided below in
               -----------------------------------
this paragraph, the "Applicable Rate" for any Quarterly Dividend Period shall be
(a) 2.00% less than (b) the highest of the Treasury Bill Rate, the Ten Year Constant Maturity Rate or the Twenty Year Constant Maturity Rate (each as hereinafter defined) for such Dividend Period. If the Corporation determines in good faith that for any reason one or more of such rates cannot be determined for any Dividend Period, then the Applicable Rate for such Dividend Period shall be 2.00% less than the higher of whichever of such rates can be so determined. If the Corporation determines in good faith that none of such rates can be determined for any Dividend Period, then the Applicable Rate in effect for the preceding Dividend Period shall be continued for such Dividend Period. Anything herein to the contrary notwithstanding, the Applicable Rate for any Quarterly Dividend Period shall in no event be less than 6.50% per annum or greater than 14.50% per annum.

          Except as provided below in this paragraph, the "Treasury Bill Rate" for each Quarterly Dividend Period shall be the arithmetic average of the two weekly per annum market discount rates (or the one weekly per annum market discount rate, if only one such rate shall be published during the relevant Calendar Period as provided below) for three-month U.S. Treasury bills, as published weekly by the Federal Reserve Board during the Calendar Period immediately prior to the ten calendar days immediately preceding the February 28, May 31, August 31 and November 30, as the case may be, prior to the Quarterly Dividend Period for which the dividend rate on the Series A Preferred Stock is being determined. If the Federal Reserve Board does not publish such a weekly per annum market discount rate during such Calendar Period, then the Treasury Bill Rate for such Dividend Period shall be the arithmetic average of the two weekly per annum market discount rates (or the one weekly per annum market discount rate, if only one such rate shall be published during the relevant Calendar Period as provided below) for three-month U.S. Treasury bills, as published weekly during such Calendar Period by any Federal Reserve Bank or by any U.S. Government department or agency selected by the Corporation. If a per annum market discount rate for three-month U.S. Treasury bills shall not be published by the Federal Reserve Board or by any Federal Reserve Bank or by any U.S. Government department or agency during such Calendar Period, then the Treasury Bill Rate for such Dividend Period shall be the arithmetic average of the two weekly per annum market discount rates (or the one weekly per annum market discount rate, if only one such rate shall be published during the relevant Calendar Period as provided below) for all the U.S. Treasury bills then having maturities of not less than 80 nor more than 100 days, as finally published during such Calendar Period by the Federal Reserve Board or, if the Federal Reserve Board shall not publish such rates, by any Federal Reserve Bank or by any U.S. Government department or agency selected by the Corporation. If the Corporation determines in good faith that for any reason no such U.S. Treasury bill rates are published as provided above during such Calendar Period, then the Treasury Bill Rate for such Dividend Period shall be the arithmetic average of the per annum market discount rates based upon the closing bids during such Calendar Period for each of the issues of marketable non-interest bearing U.S. Treasury securities with a maturity of not less than 80 nor more than 100 days from the date of each such quotation, as chosen and quoted daily for each business day in New York City (or less frequently if daily quotations shall not be generally available) to the Corporation by at least three recognized U.S. Government securities dealers selected by the Corporation. If the Corporation determines in good faith that for any reason the Corporation cannot determine the Treasury Bill Rate for any Quarterly Dividend Period as provided above in this paragraph, the Treasury Bill Rate for such Dividend Period shall be the arithmetic average of the per annum market discount rates based upon the closing bids during such Calendar Period for each of the issues of marketable interest-bearing U.S. Treasury securities with a maturity of not less than 80 nor more than 100 days from the date of each such quotation, as chosen and quoted daily for each business day in New York City (or less frequently if daily quotations shall not be generally available) to the Corporation by at least three recognized U.S. Government securities dealers selected by the Corporation.

          Except as provided below in this paragraph, the "Ten Year Constant Maturity Rate" for each Quarterly Dividend Period shall be the arithmetic average of the two weekly per annum Ten Year Average Yields (or the one weekly per annum Ten Year Average Yield, if only one such Yield shall be published during the relevant Calendar Period as provided below), as published weekly by the Federal Reserve Board during the Calendar Period immediately prior to the ten calendar days immediately preceding the February 28, May 31, August 31 and November 30, as the case may be, prior to the Quarterly Dividend Period for which the dividend rate on the Series A Preferred Stock is being determined. If the Federal Reserve Board does not publish such a weekly per annum Ten Year Average Yield during such Calendar Period, then the Ten Year Constant Maturity Rate for such Dividend Period shall be the arithmetic average of the two weekly per annum Ten Year Average Yields (or the one weekly per annum Ten Year Average Yield, if only one such Yield shall be published during the relevant Calendar Period as provided below), as published weekly during such Calendar Period by any Federal Reserve Bank or by any U.S. Government department or agency selected by the Corporation. If a per annum Ten Year Average Yield shall not be published by the Federal Reserve Board or by any Federal Reserve Bank or by any U.S. Government department or agency during such Calendar Period, then the Ten Year Constant Maturity Rate for such Dividend Period shall be the arithmetic average of the two per weekly annum average yields to maturity (or the one weekly average yield to maturity, if only one such yield shall be published during the relevant Calendar Period as provided below) for all of the actively traded marketable U.S. Treasury fixed interest rate securities (other than Special Securities) then having maturities of not less than eight nor more than twelve years, as finally published during such Calendar Period by the Federal Reserve Board or, if the Federal Reserve Board shall not publish such yields, by any Federal Reserve Bank or by any U.S. Government department or agency selected by the Corporation. If the Corporation determines in good faith that for any reason the Corporation cannot determine the Ten Year Constant Maturity Rate for any Quarterly Dividend Period as provided above in this paragraph, then the Ten Year Constant Maturity Rate for such Dividend Period shall be the arithmetic average of the per annum average yields to maturity based upon the closing bids during such Calendar Period for each of the issues of actively traded marketable U.S. Treasury fixed interest rate securities (other than Special Securities) with a final maturity date not less than eight nor more than twelve years from the date of each such quotation, as chosen and quoted daily for each business day in New York City (or less frequently if daily quotations shall not be generally available) to the Corporation by at least three recognized U.S. Government securities dealers selected by the Corporation.

          Except as provided below in this paragraph, the "Twenty Year Constant Maturity Rate" for each Quarterly Dividend Period shall be the arithmetic average of the two weekly per annum Twenty Year Average Yields (or the one weekly per annum Twenty Year Average Yield, if only one such Yield shall be published during the relevant Calendar Period as provided below), as published weekly by the Federal Reserve Board during the Calendar Period immediately prior to the ten calendar days immediately preceding the February 28, May 31, August 31 and November 30, as the case may be, prior to the Quarterly Dividend Period for which the dividend rate on the Series A Preferred Stock is being determined. If the Federal Reserve Board does not publish such a weekly per annum Twenty Year Average Yield during such Calendar Period, then the Twenty Year Constant Maturity Rate for such Dividend Period shall be the arithmetic average of the two weekly per annum Twenty Year Average Yields (or the one weekly per annum Twenty Year Average Yield, if only one such yield shall be published during the relevant Calendar Period as provided below), as published weekly during such Calendar Period by any Federal Reserve Bank or by any U.S. Government department or agency selected by the Corporation. If a per annum Twenty Year Average Yield shall not be published by the Federal Reserve Board or by any Federal Reserve Bank or by any U.S. Government department or agency during such Calendar Period, then the Twenty Year Constant Maturity Rate for such Dividend Period shall be the arithmetic average of the two weekly per annum average yields to maturity (or the one weekly average yield to maturity, if only one such yield shall be published during the relevant Calendar Period as provided below) for all of the actively traded marketable U.S. Treasury fixed interest rate securities (other than Special Securities) then having maturities of not less than eighteen nor more than twenty-two years, as finally published during such Calendar Period by the Federal Reserve Board or, if the Federal Reserve Board shall not publish such yields, by any Federal Reserve Bank or by any U.S. Government department or agency selected by the Corporation. If the Corporation determines in good faith that for any reason the Corporation cannot determine the Twenty Year Constant Maturity Rate for any Quarterly Dividend Period as provided above in this paragraph, then the Twenty Year Constant Maturity Rate for such Dividend Period shall be the arithmetic average of the per annum average yields to maturity based upon the closing bids during such Calendar Period for each of the issues of actively traded marketable U.S. Treasury fixed interest rate securities (other than Special Securities) with a final maturity date not less than eighteen nor more than twenty-two years from the date of each such quotation, as chosen and quoted daily for each business day in New York City (or less frequently if daily quotations shall not be generally available) to the Corporation by at least three recognized U.S. Government securities dealers selected by the Corporation.

          The Treasury Bill Rate, the Ten Year Constant Maturity Rate and the Twenty Year Constant Maturity Rate shall each be rounded to the nearest five hundredths of a percentage point.

          The Applicable Rate with respect to each Quarterly Dividend Period will be calculated as promptly as practicable by the Corporation according to the appropriate method described herein. The mathematical accuracy of each such calculation will be confirmed in writing by independent accountants of recognized standing. The Corporation will cause each Applicable Rate to be published in a newspaper of general circulation in New York City and San Francisco prior to the commencement of the new Quarterly Dividend Period to which it applies and will cause notice of such Applicable Rate to be enclosed with the dividend payment checks next mailed to the holders of the Series A Preferred Stock.

          For purposes of this Section, the term

          (i)    "Calendar Period" shall mean 14 calendar days;

          (ii) "Special Securities" shall mean securities which can, at the option of the holder, be surrendered at face value in payment of any Federal estate tax or which provide tax benefits to the holder and are priced to reflect such tax benefits or which were originally issued at a deep or substantial discount;

          (iii) "Ten Year Average Yield" shall mean the average yield to maturity for actively traded marketable U.S. Treasury fixed interest rate securities (adjusted to constant maturities of ten years); and

          (iv) "Twenty Year Average Yield" shall mean the average yield to maturity for actively traded marketable U.S. Treasury fixed interest rate securities (adjusted to constant maturities of twenty years).

          4.   Redemption.  The Corporation, at its option, may redeem shares of
               ----------
the Series A Preferred Stock, as a whole or in part, at any time or from time to time, at a redemption price of $50 per share plus accrued and unpaid dividends thereon to the date fixed for redemption; provided, however, that no shares of Series A Preferred Stock shall be redeemed hereunder prior to November 30, 1987; and provided, further, that in the event of any such redemption on or after November 30, 1987 and prior to November 30, 1992, shares of the Series A Preferred Stock may be redeemed only at a redemption price of $51.50 per share plus accrued and unpaid dividends thereon to the date fixed for redemption.

          If the Corporation shall redeem shares of Series A Preferred Stock, notice of such redemption shall be given by first class mail, postage prepaid, mailed not less than 60 days nor more than 90 days prior to the redemption date, to each holder of record of the shares to be redeemed, at such holder's address as the same appears on the stock register of the Corporation. Each such notice shall state: (1) the redemption date; (2) the number of shares of Series A Preferred Stock to be redeemed and, if less than all the shares held by such holder are to be redeemed, the number of such shares to be redeemed from such holder; (3) the redemption price; (4) the place or places where certificates for such shares are to be surrendered for payment of the redemption price; and
(5) that dividends on the shares to be redeemed will cease to accrue on such redemption date. Notice having been mailed as aforesaid, from and after the redemption date (unless default shall be made by the Corporation in providing money for the payment of the redemption price) dividends on the shares of the Series A Preferred Stock so called for redemption shall cease to accrue, and said shares shall no longer be deemed to be outstanding, and all rights of the holders thereof as stockholders of the Corporation (except the right to receive from the Corporation the redemption price) shall cease. Upon surrender in accordance with said notice of the certificates for any shares so redeemed (properly endorsed or assigned for transfer, if the Board of Directors of the Corporation shall so require and the notice shall so state), such shares shall be redeemed by the Corporation at the redemption price aforesaid. If less than all the outstanding shares of Series A Preferred Stock are to be redeemed, shares to be redeemed shall be selected by the Corporation from outstanding shares of Series A Preferred Stock not previously called for redemption by lot or pro rata (as nearly as may be) or by any other method determined by the Corporation in its sole discretion to be equitable.

          In no event shall the Corporation redeem less than all the outstanding shares of Series A Preferred Stock pursuant to the first paragraph of this
Section 4 unless full cumulative dividends shall have been paid or declared and set apart for payment upon all outstanding shares of Series A Preferred Stock for all past Dividend Periods, and unless all matured obligations of the Corporation with respect to all sinking funds, retirement funds or purchase funds for all series of Preferred Stock then outstanding have been met.

          5.   Shares to be Retired.  All shares of Series A Preferred Stock
               --------------------
redeemed by the Corporation shall be retired and cancelled and shall be restored to the status of authorized but unissued shares of Preferred Stock, without designation as to series, and may thereafter be issued.

          6.   Conversion or Exchange.  The holders of shares of Series A
               ----------------------
Preferred Stock shall not have any rights herein to convert such shares into or exchange such shares for shares of any other class or classes or of any other series of any class or classes of capital stock of the Corporation.

          7.   Voting.  Except as hereinafter in this Section 7 expressly
               ------
provided or as otherwise required by law, the Series A Preferred Stock shall have no voting power.

          Whenever and as often as dividends payable on any share or shares of the Preferred Stock at the time outstanding shall be accumulated and unpaid in an amount equivalent to or exceeding six quarterly dividends (whether or not declared and whether or not consecutive), the holders of record of the Preferred Stock of all series shall thereafter have the right, as a single class, to elect two directors, and, subject to the terms of any outstanding series of Preferred Stock, the holders of record of the common stock, as a single class, shall have the right to elect the remaining authorized number of Directors. In any such election, the holders of shares of Series A Preferred Stock shall be entitled to cast one vote per share.

          Upon the happening of the six dividend defaults hereinabove set forth, a special meeting of stockholders of the Corporation then entitled to vote shall be called by the Chairman of the Board or the President or the Secretary of the Corporation, if requested in writing by the holders of record of not less than ten percent of the Preferred Stock then outstanding. At such special meeting, or, if no such special meeting shall have been called, then at the next annual meeting of stockholders, the stockholders of the Corporation then entitled to vote shall elect, voting as above provided, an entirely new Board of Directors, and the term of office of the Directors in office at the time of such election shall expire upon the election of their successors at such meeting; provided, however, that nothing herein contained shall be construed to be a bar to the re-election of any Director at such meeting. At all meetings of stockholders at which holders of Preferred Stock shall be entitled to vote for Directors as a single class, the holders of a majority of the outstanding shares of each class or series of capital stock of the Corporation having the right to vote as a single class shall be necessary to constitute a quorum, whether present in person or by proxy, for the election by that class or series of its designated Directors. In order to validate an election of Directors by stockholders voting as a class, such Directors shall be elected by the vote of at least a plurality of shares held by such stockholders present or represented at the meeting. At any such meeting, the election of Directors by stockholders voting as a class shall be valid notwithstanding that a quorum of other stockholders voting as one or more classes may not be present or represented at such meeting, and if any stockholders voting as a class shall elect Directors, the Directors so elected shall be deemed to be Directors of the Corporation unless and until the other stockholders entitled to vote as one or more classes shall elect their Directors.

          While class voting is in effect with respect to the Preferred Stock, any Director elected by holders of Preferred Stock voting as a class may be removed at any annual or special meeting, by vote of a majority of the stockholders voting as a class who elected such Director, for any cause deemed sufficient by such stockholders present at such meeting. In case any vacancy shall occur among the Directors elected by such stockholders voting as a class, such vacancy may be filled by the remaining Director so elected, or his successor then in office, and the Director so elected to fill such vacancy shall serve until the next meeting of stockholders for the election of Directors.

          Such voting rights of the holders of Preferred Stock as a single class, once effective, shall continue only until all arrears in dividends (whether or not declared) on the Preferred Stock shall have been paid or declared and set apart for payment at which time the right of the Preferred Stock to vote as a single class for the election of Directors, as hereinabove set forth, shall terminate. Upon such termination, a special meeting of the stockholders of the Corporation then entitled to vote may be called by the Chairman of the Board or the President, and shall be called by the Chairman of the Board or the President or the Secretary of the Corporation if requested in writing by the holders of record of not less than one percent of the common stock then outstanding, and at such special meeting, or if no such special meeting shall have been called then at the next annual meeting of the stockholders, the stockholders of the Corporation then entitled to vote shall elect an entirely new Board of Directors and the term of office of the Directors in office at the time of such election shall expire upon the election of their successors at such meeting; provided, however, that nothing herein contained shall be construed to be a bar to the re-election of any such Director at such meeting.

          The consent of the holders of at least two-thirds of the number of shares of Preferred Stock at the time outstanding, given in person or by proxy, either in writing or at a meeting of stockholders at which the holders of the Preferred Stock shall vote separately as a class without regards to series, the holders of shares of Series A Preferred Stock being entitled to cast one vote per share thereon, shall be necessary for effecting or validating:

          (a) Any change in the Certificate of Incorporation or certificate supplemental thereto or By-laws of the Corporation which would materially and adversely alter or change the preferences, privileges, rights or powers given to the holders of the Preferred Stock, provided, that if one or more but not all series of Preferred Stock at the time outstanding are so affected, only the consent of the holders of at least two-thirds of each series so affected, voting separately as a class, shall be required; or

          (b) the issuance of any shares of any other class of stock of the Corporation ranking prior to the Preferred Stock.

          The term "ranking prior to the Preferred Stock" shall mean and include all shares of stock of the Corporation in respect of which the rights of the holders thereof as to the payment of dividends or as to distributions in the event of a voluntary or an involuntary liquidation, dissolution or winding up of the Corporation, are given preference over the rights of the holders of the Preferred Stock.

          8.   Liquidation Preference.  In the event of any liquidation,
               ----------------------
dissolution or winding up of the Corporation, voluntary or involuntary, the holders of all shares of Series A Preferred Stock shall be entitled to be paid in full out of the assets of the Corporation available for distribution to stockholders, before any distribution of assets shall be made to the holders of common stock or of any other shares of stock of the Corporation ranking as to such distribution junior to the Series A Preferred Stock, an amount equal to $50 per share plus an amount equal to any accrued and unpaid dividends thereon to the date fixed for payment of such distribution. If, upon any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the amounts payable with respect to the Series A Preferred Stock and any other shares of stock of the Corporation ranking as to any such distribution on a parity with the Series A Preferred Stock are not paid in full, the holders of the Series A Preferred Stock and of such other shares shall share ratably in any such distribution of assets of the Corporation in proportion to the full respective preferential amounts to which they are entitled. After payment to the holders of the Series A Preferred Stock of the full preferential amounts provided for in this Section 8, the holders of the Series A Preferred Stock shall be entitled to no further participation in any distribution of assets by the Corporation.

          Consolidation or merger of the Corporation with or into another corporation or corporations, or a sale, whether for cash, shares of stock, securities or properties, of all or substantially all of the assets of the Corporation, shall not be deemed or construed to be a liquidation, dissolution or winding up of the Corporation within the meaning of this Paragraph 8.

          9.   Limitation on Dividends on Junior Ranking Stock.  So long as any
               -----------------------------------------------
Series A Preferred Stock shall be outstanding, the Corporation shall not declare any dividends on the common stock of the Corporation or any other stock of the Corporation ranking as to dividends or distribution of assets junior to the Series A Preferred Stock (the common stock and any such other stock being herein referred to as "Junior Stock"), or make any payment on account of, or set apart money for, a sinking or other analogous fund for the purchase, redemption or other retirement of any shares of Junior Stock, or make any distribution in respect thereof, whether in cash or property or in obligations or stock of the Corporation, other than Junior Stock (such dividends, payments, setting apart and distributions being herein called "Junior Stock Payments"), unless all of the conditions set forth in the following subsections A and B shall exist at the date of such declaration in the case of any such dividend, or the date of such setting apart in the case of any such fund, or the date of such payment or distribution in the case of any other Junior Stock Payment:

          A. Full cumulative dividends shall have been paid or declared and set apart for payment upon all outstanding shares of Preferred Stock other than Junior Stock.

          B. The Corporation shall not be in default or in arrears with respect to any sinking or other analogous fund or any call for tenders obligation or other agreement for the purchase, redemption or other retirement of any shares of Preferred Stock other than Junior Stock.

                CUMULATIVE ADJUSTABLE PREFERRED STOCK, SERIES B
                                       of
                            BANKAMERICA CORPORATION



          1.   Designation.  The designation of such series shall be "Cumulative
               -----------
Adjustable Preferred Stock, Series B" (hereinafter referred to as the "Series B Preferred Stock") and the number of shares constituting such series is three million five hundred forty six thousand one hundred (3,546,100). Shares of Series B Preferred Stock shall have a stated value of $100.00 per share. The number of authorized shares of Series B Preferred Stock may be reduced by further resolution duly adopted by the Board of Directors of the Corporation or the Executive Committee of the Board of Directors and by the filing of a certificate pursuant to the provisions of the General Corporation Law of the State of Delaware stating that such reduction has been so authorized, but the number of authorized shares of Series B Preferred Stock shall not be increased.

          2.   Dividends.  Dividend rates on the shares of Series B Preferred
               ---------
Stock shall be: (i) for the period (the "Initial Dividend Period") from the respective dates of original issue thereof to and including May 31, 1983, the rate shall be 9.25% per annum, and (ii) for each Quarterly Dividend Period (hereinafter referred to as a "Quarterly Dividend Period"; and the Initial Dividend Period or any Quarterly Dividend Period being hereinafter individually referred to as a "Dividend Period" and collectively referred to as "Dividend Periods") thereafter, which Quarterly Dividend Periods shall commence on March 1, June 1, September 1 and December 1 in each year and shall end on and include the day next preceding the first day of the next Quarterly Dividend Period, at a rate per annum of the stated value thereof equal to the Applicable Rate (as defined in Section 3) in respect of such Quarterly Dividend Period. Such dividends shall be cumulative from the respective dates of original issue of such shares and shall be payable, when and as declared by the Board of Directors, on February 28, May 31, August 31 and November 30 of each year, commencing February 28, 1983. Each such dividend shall be paid to the holders of record of shares of Series B Preferred Stock as they appear on the stock register of the Corporation on such record date, not exceeding 30 days preceding the payment date thereof, as shall be fixed by the Board of Directors of the Corporation. Dividends on account of arrears for any past Dividend Periods may be declared and paid at any time, without reference to any regular dividend payment date, to holders of record on such date, not exceeding 45 days preceding the payment date thereof, as may be fixed by the Board of Directors of the Corporation. If there shall be outstanding shares of any other series of Preferred Stock ranking on a parity as to dividends with the Series B Preferred Stock, the Corporation, in making any dividend payment on account of arrears on the Series B Preferred Stock or such other series of Preferred Stock, shall make payments ratably upon all outstanding shares of Series B Preferred Stock and such other series of Preferred Stock in proportion to the respective amounts of dividends in arrears upon all such outstanding shares of Series B Preferred Stock and such other series of Preferred Stock to the date of such dividend payment. No interest, or sum of money in lieu of interest, shall be payable in respect of any dividend payment or payments which may be in arrears.

          The amount of dividends per share payable for each Quarterly Dividend Period shall be computed by dividing the dividend rate for such

Dividend Period by four and applying such rate against the stated value per share of the Series B Preferred Stock. Dividends payable on the Series B Preferred Stock for any period less than a full Quarterly Dividend Period, and for any portion of the Initial Dividend Period occurring prior to February 28, 1983, shall be computed on the basis of a 360-day year of four 90-day quarters and the actual number of days elapsed in the period for which payable.

          3.  Definition of Applicable Rate, etc.  Except as provided below in
              ----------------------------------
this paragraph, the "Applicable Rate" for any Quarterly Dividend Period shall be
(a) 4.00% less than (b) the highest of the Treasury Bill Rate, the Ten Year Constant maturity Rate or the Twenty Year Constant Maturity Rate (each as hereinafter defined) for such Dividend Period. If the Corporation determines in good faith that for any reason one or more of such rates cannot be determined for any Dividend Period, then the Applicable Rate for such Dividend Period shall be 4.00% less than the higher of whichever of such rates can be so determined. If the Corporation determines in good faith that none of such rates can be determined for any Dividend Period, then the Applicable Rate in effect for the preceding Dividend Period shall be continued for such Dividend Period. Anything herein to the contrary notwithstanding, the Applicable Rate for any Quarterly Dividend Period shall in no event be less than 6.00% per annum or greater than 12.00% per annum.

          Except as provided below in this paragraph, the "Treasury Bill Rate" for each Quarterly Dividend Period shall be the arithmetic average of the two weekly per annum market discount rates (or the one weekly per annum market discount rate, if only one such rate shall be published during the relevant Calendar Period as provided below) for three-month U.S. Treasury bills, as published weekly by the Federal Reserve Board during the Calendar Period immediately prior to the ten calendar days immediately preceding the February 28, May 31, August 31 and November 30, as the case may be, prior to the Quarterly Dividend Period for which the dividend rate on the Series B Preferred Stock is being determined. If the Federal Reserve Board does not publish such a weekly per annum market discount rate during such Calendar Period, then the Treasury Bill Rate for such Dividend Period shall be the arithmetic average of the two weekly per annum market discount rates (or the one weekly per annum market discount rate, if only one such rate shall be published during the relevant Calendar Period as provided below) for three-month U.S. Treasury bills, as published weekly during such Calendar Period by any Federal Reserve Bank or by any U.S. Government department or agency selected by the Corporation. If a per annum market discount rate for three-month U.S. Treasury bills shall not be published by the Federal Reserve Board or by any Federal Reserve Bank or by any U.S. Government department or agency during such Calendar Period, then the Treasury Bill Rate for such Dividend Period shall be the arithmetic average of the two weekly per annum market discount rates (or the one weekly per annum market discount rate, if only one such rate shall be published during the relevant Calendar Period as provided below) for all the U.S. Treasury bills then having maturities of not less than 80 nor more than 100 days, as finally published during such Calendar Period by the Federal Reserve Board or, if the Federal Reserve Board shall not publish such rates, by any Federal Reserve Bank or by any U.S. Government department or agency selected by the Corporation. If the Corporation determines in good faith that for any reason no such U.S. Treasury bill rates are published as provided above during such Calendar Period, then the Treasury Bill Rate for such Dividend Period shall be the arithmetic average of the per annum market discount rates based upon the closing bids during such Calendar Period for each of the issues of marketable non-interest bearing U.S. Treasury securities with a maturity of not less than 80 nor more than 100 days from the date of each such quotation, as chosen and quoted daily for each business day in New York City (or less frequently if daily quotations shall not be generally available) to the Corporation by at least three recognized U.S. Government securities dealers selected by the Corporation. If the Corporation determines in good faith that for any reason the Corporation cannot determine the Treasury Bill Rate for any Quarterly Dividend Period as provided above in this paragraph, the Treasury Bill Rate for such Dividend Period shall be the arithmetic average of the per annum market discount rates based upon the closing bids during such Calendar Period for each of the issues of marketable interest-bearing U.S. Treasury securities with a maturity of not less than 80 nor more than 100 days from the date of each such quotation, as chosen and quoted daily for each business day in New York City (or less frequently if daily quotations shall not be generally available) to the Corporation by at least three recognized U.S. Government securities dealers selected by the Corporation.

          Except as provided below in this paragraph, the "Ten Year Constant Maturity Rate" for each Quarterly Dividend Period shall be the arithmetic average of the two weekly per annum Ten Year Average Yields (or the one weekly per annum Ten Year Average Yield, if only one such Yield shall be published during the relevant Calendar Period as provided below), as published weekly by the Federal Reserve Board during the Calendar Period immediately prior to the ten calendar days immediately preceding the February 28, May 31, August 31 and November 30, as the case may be, prior to the Quarterly Dividend Period for which the dividend rate on the Series B Preferred Stock is being determined. If the Federal Reserve Board does not publish such a weekly per annum Ten Year Average Yield during such Calendar Period, then the Ten Year Constant Maturity Rate for such Dividend Period shall be the arithmetic average of the two weekly per annum Ten Year Average Yields (or the one weekly per annum Ten Year Average Yield, if only one such Yield shall be published during the relevant Calendar Period as provided below), as published weekly during such Calendar Period by any Federal Reserve Bank or by any U.S. Government department or agency selected by the Corporation. If a per annum Ten Year Average Yield shall not be published by the Federal Reserve Board or by any Federal Reserve Bank or by any U.S. Government department or agency during such Calendar Period, then the Ten Year Constant Maturity Rate for such Dividend Period shall be the arithmetic average of the two weekly per annum average yields to maturity (or the one weekly average yield to maturity, if only one such yield shall be published during the relevant Calendar Period as provided below) for all of the actively traded marketable U.S. Treasury fixed interest rate securities (other than Special Securities) then having maturities of not less than eight nor more than twelve years, as finally published during such Calendar Period by the Federal Reserve Board or, if the Federal Reserve Board shall not publish such yields, by any Federal Reserve Bank or by any U.S. Government department or agency selected by the Corporation. If the Corporation determines in good faith that for any reason the Corporation cannot determine the Ten Year Constant Maturity Rate for any Quarterly Dividend Period as provided above in this paragraph, then the Ten Year Constant Maturity Rate for such Dividend Period shall be the arithmetic average of the per annum average yields to maturity based upon the closing bids during such Calendar Period for each of the issues of actively traded marketable U.S. Treasury fixed interest rate securities

(other than Special Securities) with a final maturity date not less than eight nor more than twelve years from the date of each such quotation, as chosen and quoted daily for each business day in New York City (or less frequently if daily quotations shall not be generally available) to the Corporation by at least three recognized U.S. Government securities dealers selected by the Corporation.

          Except as provided below in this paragraph, the "Twenty Year Constant Maturity Rate" for each Quarterly Dividend Period shall be the arithmetic average of the two weekly per annum Twenty Year Average Yields (or the one weekly per annum Twenty Year Average Yield, if only one such Yield shall be published during the relevant Calendar Period as provided below), as published weekly by the Federal Reserve Board during the Calendar Period immediately prior to the ten calendar days immediately preceding the February 28, May 31, August 31 and November 30, as the case may be, prior to the Quarterly Dividend Period for which the dividend rate on the Series B Preferred Stock is being determined. If the Federal Reserve Board does not publish such a weekly per annum Twenty Year Average Yield during such Calendar Period, then the Twenty Year Constant Maturity Rate for such Dividend Period shall be the arithmetic average of the two weekly per annum Twenty Year Average Yields (or the one weekly per annum Twenty Year Average Yield, if only one such Yield shall be published during the relevant Calendar Period as provided below), as published weekly during such Calendar Period by any Federal Reserve Bank or by any U.S. Government department or agency selected by the Corporation. If a per annum Twenty Year Average Yield shall not be published by the Federal Reserve Board or by any Federal Reserve Bank or by any U.S. Government department or agency during such Calendar Period, then the Twenty Year Constant Maturity Rate for such Dividend Period shall be the arithmetic average of the two weekly per annum average yields to maturity (or the one weekly average yield to maturity, if only one such yield shall be published during the relevant Calendar Period as provided below) for all of the actively traded marketable U.S. Treasury fixed interest rate securities (other than Special Securities) then having maturities of not less than eighteen nor more than twenty-two years, as finally published during such Calendar Period by the Federal Reserve Board or, if the Federal Reserve Board shall not publish such yields, by any Federal Reserve Bank or by any U.S. Government department or agency selected by the Corporation. If the Corporation determines in good faith that for any reason the Corporation cannot determine the Twenty Year Constant Maturity Rate for any Quarterly Dividend Period as provided above in this paragraph, then the Twenty Year Constant Maturity Rate for such Dividend Period shall be the arithmetic average of the per annum average yields to maturity based upon the closing bids during such Calendar Period for each of the issues of actively traded marketable U.S. Treasury fixed interest rate securities (other than Special Securities) with a final maturity date not less than eighteen nor more than twenty-two years from the date of each such quotation, as chosen and quoted daily for each business day in New York City (or less frequently if daily quotations shall not be generally available) to the Corporation by at least three recognized U.S. Government securities dealers selected by the Corporation.

          The Treasury Bill Rate, the Ten Year Constant Maturity Rate and the Twenty Year Constant Maturity Rate shall each be rounded to the nearest five hundredths of a percentage point.

          The Applicable Rate with respect to each Quarterly Dividend

Period will be calculated as promptly as practicable by the Corporation according to the appropriate method described herein. The mathematical accuracy of each such calculation will be confirmed in writing by independent accountants of recognized standing. The Corporation will cause each Applicable Rate to be published in a newspaper of general circulation in New York City and San Francisco prior to the commencement of the new Quarterly Dividend Period to which it applies and will cause notice of such Applicable Rate to be enclosed with the dividend payment checks next mailed to the holders of the Series B Preferred Stock.

          For purposes of this Section, the term

          (i)   "Calendar Period" shall mean 14 calendar days;

          (ii) "Special Securities" shall mean securities which can, at the option of the holder, be surrendered at face value in payment of any Federal estate tax or which provide tax benefits to the holder and are priced to reflect such tax benefits or which were originally issued at a deep or substantial discount;

          (iii) "Ten Year Average Yield" shall mean the average yield to maturity for actively traded marketable U.S. Treasury fixed interest rate securities (adjusted to constant maturities of ten years); and

          (iv) "Twenty Year Average Yield" shall mean the average yield to maturity for actively traded marketable U.S. Treasury fixed interest rate securities (adjusted to constant maturities of twenty years).

          4.   Redemption.  The Corporation, at its option, may redeem shares of
               ----------
the Series B Preferred Stock, as a whole or in part, at any time or from time to time, at a redemption price of $100.00 per share plus accrued and unpaid dividends thereon to the date fixed for redemption; provided, however, that no shares of Series B Preferred Stock shall be redeemed hereunder prior to February 28, 1988; and provided, further, that in the event of any such redemption on or after February 28, 1988 and prior to February 28, 1993, shares of the Series B Preferred Stock may be redeemed only at a redemption price of $103.00 per share plus accrued and unpaid dividends thereon to the date fixed for redemption.

          If the Corporation shall redeem shares of Series B Preferred Stock, notice of such redemption shall be given by first class mail, postage prepaid, mailed not less than 60 nor more than 90 days prior to the redemption date, to each holder of record of the shares to be redeemed, at such holder's address as the same appears on the stock register of the Corporation. Each such notice shall state: (1) the redemption date; (2) the number of shares of Series B Preferred Stock to be redeemed and, if less than all the shares held by such holder are to be redeemed, the number of such shares to be redeemed from such holder; (3) the redemption price; (4) the place or places where certificates for such shares are to be surrendered for payment of the redemption price; and
(5) that dividends on the shares to be redeemed will cease to accrue on such redemption date. Notice having been mailed as aforesaid, from and after the redemption date (unless default shall be made by the Corporation in providing money for the payment of the redemption price) dividends on the shares of the Series B Preferred Stock so called for redemption shall cease to accrue, and said shares shall no longer be deemed to be outstanding, and all rights of the holders thereof as stockholders of the Corporation (except the right to receive from the Corporation the redemption price) shall cease. Upon surrender in accordance with said notice of the certificates for any shares so redeemed (properly endorsed or assigned for transfer, if the Board of Directors of the Corporation shall so require and the notice shall so state), such shares shall be redeemed by the Corporation at the redemption price aforesaid. If less than all the outstanding shares of Series B Preferred Stock are to be redeemed, shares to be redeemed shall be selected by the Corporation from outstanding shares of Series B Preferred Stock not previously called for redemption by lot or pro rata (as nearly as may be) in any method determined by the Corporation in its sole discretion to be equitable.

          In no event shall the Corporation redeem less than all the outstanding shares of Series B Preferred Stock pursuant to the first paragraph of this
Section 4 unless full cumulative dividends shall have been paid or declared and set apart for payment upon all outstanding shares of Series B Preferred Stock for all past Dividend Periods, and unless all matured obligations of the Corporation with respect to all sinking funds, retirement funds or purchase funds for all series of Preferred Stock then outstanding have been met.

          5.   Shares to be Retired.  All shares of Series B Preferred Stock
               --------------------
redeemed by the Corporation shall be retired and cancelled and shall be restored to the status of authorized but unissued shares of Preferred Stock, without designation as to series, and may thereafter be issued.

          6.   Conversion or Exchange.  The holders of shares of Series B
               ----------------------
Preferred Stock shall not have any rights herein to convert such shares into or exchange such shares for shares of any other class or classes or of any other series of any class or classes of capital stock of the Corporation.

          7.   Voting.  Except as hereinafter in this Section 7 expressly
               ------
provided or as otherwise required by law, the Series B Preferred Stock shall have no voting power.

          Whenever and as often as dividends payable on any share or shares of the Preferred Stock at the time outstanding shall be accumulated and unpaid in an amount equivalent to or exceeding six quarterly dividends (whether or not declared and whether or not consecutive), the holders of record of the Preferred Stock of all series shall thereafter have the right, as a single class, to elect two directors, and, subject to the terms of any outstanding series of Preferred Stock, the holders of record of the common stock, as a single class, shall have the right to elect the remaining authorized number of Directors. In any such election, the holders of shares of Series B Preferred Stock shall be entitled to cast one vote per share.

          Upon the happening of the six dividend defaults hereinabove set forth, a special meeting of stockholders of the Corporation then entitled to vote shall be called by the Chairman of the Board or the President or the Secretary of the Corporation, if requested in writing by the holders of record of not less than ten percent of the Preferred Stock then outstanding. At such special meeting, or, if no such special meeting shall have been called, then at the next annual meeting of stockholders, the stockholders of the Corporation then entitled to vote shall elect, voting as above provided, an entirely new Board of Directors, and the term of office of the Directors in office at the time of such election shall expire upon the election of their successors at such meeting; provided, however, that nothing herein contained shall be construed to be a bar to the re-election of any Director at such meeting. At all meetings of stockholders at which holders of Preferred Stock shall be entitled to vote for Directors as a single class, the holders of a majority of the outstanding shares of each class or series of capital stock of the Corporation having the right to vote as a single class shall be necessary to constitute a quorum, whether present in person or by proxy, for the election by that class or series of its designated Directors. In order to validate an election of Directors by stockholders voting as a class, such Directors shall be elected by the vote of at least a plurality of shares held by such stockholders present or represented at the meeting. At any such meeting, the election of Directors by stockholders voting as a class shall be valid notwithstanding that a quorum of other stockholders voting as one or more classes may not be present or represented at such meeting, and if any stockholders voting as a class shall elect Directors, the Directors so elected shall be deemed to be Directors of the Corporation unless and until the other stockholders entitled to vote as one or more classes shall elect their Directors.

          While class voting is in effect with respect to the Preferred Stock, any Director elected by holders of Preferred Stock voting as a class may be removed at any annual or special meeting, by vote of a majority of the stockholders voting as a class who elected such Director, for any cause deemed sufficient by such stockholders present at such meeting. In case any vacancy shall occur among the Directors elected by such stockholders voting as a class, such vacancy may be filled by the remaining Director so elected, or his successor then in office, and the Director so elected to fill such vacancy shall serve until the next meeting of stockholders for the election of Directors.

          Such voting rights of the holders of Preferred Stock as a single class, once effective, shall continue only until all arrears in dividends (whether or not declared) on the Preferred Stock shall have been paid or declared and set apart for payment at which time the right of the Preferred Stock to vote as a single class for the election of Directors, as hereinabove set forth, shall terminate. Upon such termination, a special meeting of the stockholders of the Corporation then entitled to vote may be called by the Chairman of the Board or the President, and shall be called by the Chairman of the Board or the President or the Secretary of the Corporation if requested in writing by the holders of record of not less than one percent of the common stock then outstanding, and at such special meeting, or if no such special meeting shall have been called then at the next annual meeting of the stockholders, the stockholders of the Corporation then entitled to vote shall elect an entirely new Board of Directors and the term of office of the Directors in office at the time of such election shall expire upon the election of their successors at such meeting; provided, however, that nothing herein contained shall be construed to be a bar to the re-election of any such Director at such meeting.

          The consent of the holders of at least two-thirds of the number of shares of Preferred Stock at the time outstanding, given in person or by proxy, either in writing or at a meeting of stockholders at which the holders of the Preferred Stock shall vote separately as a class without regard to series, the holders of shares of Series B Preferred Stock being entitled to cast one vote per share thereon, shall be necessary for effecting or validating:

          (a) any change in the Certificate of Incorporation or certificate supplemental thereto or By-laws of the Corporation which would materially and adversely alter or change the preferences, privileges, rights or powers given to the holders of the Preferred Stock, provided, that if one or more but not all series of Preferred Stock at the time outstanding are so affected, only the consent of the holders of at least two-thirds of each series so affected, voting separately as a class, shall be required; or

          (b) the issuance of any shares of any other class of stock of the Corporation ranking prior to the Preferred Stock.

          The term "ranking prior to the Preferred Stock" shall mean and include all shares of stock of the Corporation in respect of which the rights of the holders thereof as to the payment of dividends or as to distributions in the event of a voluntary or an involuntary liquidation, dissolution or winding up of the Corporation, are given preference over the rights of the holders of the Preferred Stock.

          8.   Liquidation Preference.  In the event of any liquidation,
               ----------------------
dissolution or winding up of the Corporation, voluntary or involuntary, the holders of all shares of Series B Preferred Stock shall be entitled to be paid in full out of the assets of the Corporation available for distribution to stockholders, before any distribution of assets shall be made to the holders of common stock or of any other shares of stock of the Corporation ranking as to such distribution junior to the Series B Preferred Stock, an amount equal to $100.00 per share plus an amount equal to any accrued and unpaid dividends thereon to the date fixed for payment of such distribution. If, upon any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the amounts payable with respect to the Series B Preferred Stock and any other shares of stock of the Corporation ranking as to any such distribution on a parity with the Series B Preferred Stock are not paid in full, the holders of the Series B Preferred Stock and of such other shares shall share ratably in any such distribution of assets of the Corporation in proportion to the full respective preferential amounts to which they are entitled. After payment to the holders of the Series B Preferred Stock of the full preferential amounts provided for in this Section 8, the holders of the Series B Preferred Stock shall be entitled to no further participation in any distribution of assets by the Corporation.

          Consolidation or merger of the Corporation with or into another corporation or corporations, or a sale, whether for cash, shares of stock, securities or properties, of all or substantially all of the assets of the Corporation, shall not be deemed or construed to be a liquidation, dissolution or winding up of the Corporation within the meaning of this paragraph 8.

          9.   Limitation on Dividends on Junior Ranking Stock.  So long as any
               -----------------------------------------------
Series B Preferred Stock shall be outstanding, the Corporation shall not declare any dividends on the common stock of the Corporation or any other stock of the Corporation ranking as to dividends or distribution of assets junior to the Series B Preferred Stock (the common stock and any such other stock being herein referred to as "Junior Stock"), or make any payment on account of, or set apart money for, a sinking or other analogous fund for the purchase, redemption or other retirement of any shares of Junior Stock, or make any distribution in respect thereof, whether in cash or property or in obligations or stock of the Corporation, other than Junior Stock (such dividends, payments, setting apart and distributions being herein called "Junior Stock Payments"), unless all of the conditions set forth in the following subsections A and B shall exist at the date of such declaration in the case of any such dividend, or the date of such setting apart in the case of any such fund, or the date of such payment or distribution in the case of any other Junior Stock Payment:

          A. Full cumulative dividends shall have been paid or declared and set apart for payment upon all outstanding shares of Preferred Stock other than Junior Stock.

          B. The Corporation shall not be in default or in arrears with respect to any sinking or other analogous fund or any call for tenders obligation or other agreement for the purchase, redemption or other retirement of any shares of Preferred Stock other than Junior Stock.

               CUMULATIVE PARTICIPATING PREFERRED STOCK, SERIES E
                                       of
                            BANKAMERICA CORPORATION



          1.  Designation.  The designation of such series shall be "Cumulative
              -----------
Participating Preferred Stock, Series E" (hereinafter referred to as the "Series E Preferred Stock") and the number of shares constituting such series is seven million (7,000,000). Such number of shares may be increased or decreased by resolution of the Board of Directors or the Executive Committee of the Board of Directors; provided, that no decrease shall reduce the number of shares of
           --------
Series E Preferred Stock to a number less than the number of shares then outstanding plus the number of shares reserved for issuance upon the exercise of outstanding options, rights or warrants or upon the conversion of any outstanding securities issued by the Corporation convertible into Series E Preferred Stock.

          2.  Dividends.  The holders of shares of Series E Preferred Stock, in
              ---------
preference to the holders of Common Stock, par value $1.5625 per share (the "Common Stock"), of the Corporation, and of any other stock of the Corporation ranking as to dividends or distribution of assets junior to the Series E Preferred Stock (the Common Stock and any such other stock being herein referred to as "Junior Stock"), shall be entitled to receive, when, as and if declared by the Board of Directors out of funds legally available for the purpose, quarterly dividends payable in cash on February 28, May 31, August 31 and November 30 of each year (each such date being referred to herein as a "Quarterly Dividend Payment Date"), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of Series E Preferred Stock, in an amount per share (rounded to the nearest cent) equal to the greater of (a) $1.00 or (b) subject to the provision for adjustment hereinafter set forth, 100 times the aggregate per share amount of all cash dividends, plus 100 times the fair market value (as determined in good faith by the Board of Directors of the Corporation, whose determination shall be described in a statement filed with the Secretary of the Corporation and with each transfer agent for the Series E Preferred Stock, and a brief summary of which shall be mailed to each holder of Series E Preferred Stock) in cash of the aggregate per share amount of all non-cash dividends or other distributions, other than a dividend payable in shares of Common Stock or a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise), declared on the Common Stock since the immediately preceding Quarterly Dividend Payment Date or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Series E Preferred Stock. In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the amount to which holders of shares of Series E Preferred Stock were entitled immediately prior to such event under clause (b) of the preceding sentence shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

          The Corporation shall declare a dividend or distribution on the Series E Preferred Stock as provided in the preceding paragraph of this Section immediately after it declares a dividend or distribution on the Common Stock (other than a dividend payable in shares of Common Stock); provided that, in the event no dividend or distribution shall have been declared on the Common Stock during the period between any Quarterly Dividend Payment Date and the next subsequent Quarterly Dividend Payment Date, a dividend of $1.00 per share on the Series E Preferred Stock shall nevertheless be payable on such subsequent Quarterly Dividend Payment Date.

          Dividends shall begin to accrue and be cumulative on outstanding shares of Series E Preferred Stock from the Quarterly Dividend Payment Date next preceding the date of issue of such shares, unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date, in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of Series E Preferred Stock entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date. Each dividend shall be paid to the holders of record of shares of Series E Preferred Stock as they appear on the stock register of the Corporation on such record date, not exceeding 30 days preceding the payment date thereof, as shall be fixed by the Board of Directors of the Corporation. Dividends on account of arrears for any past Quarterly Dividend Payment Date may be declared and paid at any time, without reference to any regular dividend payment date, to holders of record on such date, not exceeding 45 days preceding the payment date thereof, as may be fixed by the Board of Directors of the Corporation. If there shall be outstanding shares of any other series of Preferred Stock ranking on a parity as to dividends with the Series E Preferred Stock, the Corporation, in making any dividend payment on account of arrears on the Series E Preferred Stock or such other series of Preferred Stock, shall make payments ratably upon all outstanding shares of Series E Preferred Stock and such other series of Preferred Stock in proportion to the respective amounts of dividends in arrears upon all such outstanding shares of Series E Preferred Stock and such other series of Preferred Stock to the date of such dividend payment. No interest, or sum of money in lieu of interest, shall be payable in respect of any dividend payment or payments which may be in arrears.

          3.  Redemption.  The Corporation, at its option,  may redeem shares of
              ----------
the Series E Preferred Stock, as a whole or in part, at any time or from time to time, at a per share redemption price equal to the sum of (a) all accrued and unpaid dividends thereon to the date fixed for redemption and (b) the higher of
(i) 100 times the Purchase Price (as such term is defined in the Rights Agreement, dated as of April 11, 1988, between the Corporation and Manufacturers Hanover Trust Company of California (the "Rights Agreement") and as may be adjusted from time to time pursuant thereto) of one-hundredth of a share of Series E Preferred Stock in effect on the date of the notice of such redemption referred to below, and (ii) the product of the current per share market price of the Common Stock (as computed pursuant to Section 11(d)(i) of the Rights Agreement) and the number of votes per share of Series E Preferred Stock that a holder thereof is then entitled to on all matters submitted to a vote of the stockholders of the Corporation, in each case as of the date of the notice of such redemption referred to below.

          If the Corporation shall redeem shares of Series E Preferred Stock, notice of such redemption shall be given by (i) publication (not less than 30 nor more than 60 days prior to the redemption date) at least once in a newspaper printed in the English language and of general circulation in the City and County of San Francisco, State of California (upon any secular day of the week) and (ii) first class mail, postage prepaid, mailed not less than 30 nor more than 60 days prior to the redemption date, to each holder of record of the shares to be redeemed, at such holder's address as the same appears on the stock register of the Corporation. The failure to mail such notice to any particular holder or any defect in such mailing shall not invalidate the redemption of any shares the holders of which received notice as provided above. Each such notice shall state: (1) the redemption date; (2) the number of shares of Series E Preferred Stock to be redeemed and, if less than all the shares held by such holder are to be redeemed, the number of such shares to be redeemed from such holder; (3) the redemption price; (4) the place or places where certificates for such shares are to be surrendered for payment of the redemption price; and (5) that dividends on the shares to be redeemed will cease to accrue on such redemption date. Notice having been mailed as aforesaid, from and after the redemption date (unless default shall be made by the Corporation in providing money for the payment of the redemption price) dividends on the shares of the Series E Preferred Stock so called for redemption shall cease to accrue, and said shares shall no longer be deemed to be outstanding, and all rights of the holders thereof as stockholders of the Corporation (except the right to receive from the Corporation the redemption price) shall cease. Upon surrender in accordance with said notice of the certificates for any shares so redeemed (properly endorsed or assigned for transfer, if the Board of Directors of the Corporation shall so require and the notice shall so state), such shares shall be redeemed by the Corporation at the redemption price aforesaid. If less than all the outstanding shares of Series E Preferred Stock are to be redeemed, shares to be redeemed shall be selected by the Corporation from outstanding shares of Series E Preferred Stock not previously called for redemption by lot or pro rata (as nearly as may be) in any method determined by the Corporation in its sole discretion to be equitable.

          In no event shall the Corporation redeem less than all the outstanding shares of Series E Preferred Stock pursuant to the first paragraph of this
Section 3 unless full cumulative dividends shall have been paid or declared and set apart for payment upon all outstanding shares of Series E Preferred Stock for all past Quarterly Dividend Payment Dates, and unless all matured obligations of the Corporation with respect to all sinking funds, retirement funds or purchase funds for all series of Preferred Stock then outstanding have been met.

          4.  Shares to be Retired.  All shares of Series E Preferred Stock
              --------------------
redeemed by the Corporation shall be retired and cancelled and shall, upon the making of all necessary filings with the Secretary of State of Delaware, be restored to the status of authorized but unissued shares of Preferred Stock, without designation as to series, and may thereafter be issued.

          5.  Conversion or Exchange.  Subject to Section 8 below, the
              ----------------------
holders of shares of Series E Preferred Stock shall not have any rights herein to convert such shares into or exchange such shares for shares of any other class or classes or of any other series of any class or classes of capital stock of the Corporation.

          6.  Voting.  Subject to the provision for adjustment hereinafter set
              ------
forth, each share of Series E Preferred Stock shall entitle the holder thereof to 100 votes on all matters submitted to a vote of the stockholders of the Corporation. In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the number of votes per share to which holders of shares of Series E Preferred Stock were entitled immediately prior to such event shall be adjusted by multiplying such number by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

          Except as otherwise provided herein, in the Certificate of Incorporation, in any other Certificate of Designation creating a series of Preferred Stock or any similar stock, or by law, the holders of shares of Series E Preferred Stock and the holders of shares of Common Stock and any other capital stock of the Corporation having general voting rights shall vote together as a single class on all matters submitted to a vote of stockholders of the Corporation.

          In addition to the foregoing, whenever and as often as dividends payable on any share or shares of the Preferred Stock at the time outstanding shall be accumulated and unpaid in an amount equivalent to or exceeding six quarterly dividends (whether or not declared and whether or not consecutive), the holders of record of the Preferred Stock of all series shall thereafter have the right, as a single class, to elect two directors, and, subject to the terms of any outstanding series of Preferred Stock, the holders of record of the Common Stock and the Series E Preferred Stock, as a single class, shall have the right to elect the remaining authorized number of Directors. In any election by the holders of record of the Preferred Stock of all series as a single class, the holders of shares of Series E Preferred Stock shall be entitled to cast one vote per share.

          Upon the happening of the six dividend defaults hereinabove set forth, a special meeting of stockholders of the Corporation then entitled to vote shall be called by the Chairman of the Board or the President or the Secretary of the Corporation, if requested in writing by the holders of record of not less than ten percent of the Preferred Stock then outstanding. At such special meeting, or, if no such special meeting shall have been called, then at the next annual meeting of stockholders, the stockholders of the Corporation then entitled to vote shall elect, voting as above provided, an entirely new Board of Directors, and the term of office of the Directors in office at the time of such election shall expire upon the election of their successors at such meeting; provided, however, that nothing herein contained shall be construed to be a bar to the re-election of any Director at such meeting. At all meetings of stockholders at which holders of Preferred Stock shall be entitled to vote for Directors as a single class, the holders of a majority of the outstanding shares of each class or series of capital stock of the Corporation having the right to vote as a single class shall be necessary to constitute a quorum, whether present in person or by proxy, for the election by that class or series of its designated Directors. In order to validate an election of Directors by stockholders voting as a class, such Directors shall be elected by the vote of at least a plurality of shares held by such stockholders present or represented at the meeting. At any such meeting, the election of Directors by stockholders voting as a class shall be valid notwithstanding that a quorum of other stockholders voting as one or more classes may not be present or represented at such meeting, and if any stockholders voting as a class shall elect Directors, the Directors so elected shall be deemed to be Directors of the Corporation unless and until the other stockholders entitled to vote as one or more classes shall elect their Directors.

          While class voting is in effect with respect to the Preferred Stock, any Director elected by holders of Preferred Stock voting as a class may be removed at any annual or special meeting, by vote of a majority of the stockholders voting as a class who elected such Director, for any cause deemed sufficient by such stockholders present at such meeting. In case any vacancy shall occur among the Directors elected by such stockholders voting as a class, such vacancy may be filled by the remaining Director so elected, or his successor then in office, and the Director so elected to fill such vacancy shall serve until the next meeting of stockholders for the election of Directors.

          Such voting rights of the holders of Preferred Stock as a single class, once effective, shall continue only until all arrears in dividends (whether or not declared) on the Preferred Stock shall have been paid or declared and set apart for payment at which time the right of the Preferred Stock to vote as a single class for the election of Directors, as hereinabove set forth, shall terminate. Upon such termination, a special meeting of the stockholders of the Corporation then entitled to vote may be called by the Chairman of the Board or the President, and shall be called by the Chairman of the Board or the President or the Secretary of the Corporation if requested in writing by the holders of record of not less than one percent of the Common Stock then outstanding, and at such special meeting, or if no such special meeting shall have been called then at the next annual meeting of the stockholders, the stockholders of the Corporation then entitled to vote shall elect an entirely new Board of Directors and the term of office of the Directors in office at the time of such election shall expire upon the election of their successors at such meeting; provided, however, that nothing herein contained shall be construed to be a bar to the re-election of any such Director at such meeting.

          The consent of the holders of at least two-thirds of the number of shares of Preferred Stock at the time outstanding, given in person or by proxy, either in writing or at a meeting of stockholders at which the holders of the Preferred Stock shall vote separately as a class without regard to series, the holders of shares of Series E Preferred Stock being entitled to cast one vote per share thereon, shall be necessary for effecting or validating:

          (a) any change in the Certificate of Incorporation or certificate supplemental thereto or By-laws of the Corporation which would materially and adversely alter or change the preferences, privileges, rights or powers given to the holders of the Preferred Stock, provided, that if one or more but not all series of Preferred Stock at the time outstanding are so affected, only the consent of the holders of at least two-thirds of each series so affected, voting separately as a class, shall be required; or

          (b) the issuance of any shares of any other class of stock of the Corporation ranking prior to the Preferred Stock.

          The term "ranking prior to the Preferred Stock" shall mean and include all shares of stock of the Corporation in respect of which the rights of the holders thereof as to the payment of dividends or as to distributions in the event of a voluntary or an involuntary liquidation, dissolution or winding up of the Corporation, are given preference over the rights of the holders of the Preferred Stock.

          7.  Liquidation Preference.  In the event of any liquidation,
              ----------------------
dissolution or winding up of the Corporation, voluntary or involuntary, the holders of all shares of Series E Preferred Stock shall be entitled to be paid in full out of the assets of the Corporation available for distribution to stockholders, before any distribution of assets shall be made to the holders of Common Stock or of any other shares of stock of the Corporation ranking as to such distribution junior to the Series E Preferred Stock, an amount equal to the greater of (a) $100.00 per share plus an amount equal to any accrued and unpaid dividends thereon to the date fixed for payment of such distribution, and (b) an aggregate amount per share, subject to the provision for adjustment hereinafter set forth, equal to 100 times the aggregate amount to be distributed per share to holders of shares of Common Stock. In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the aggregate amount to which holders of shares of Series E Preferred Stock were entitled immediately prior to such event under the preceding sentence shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

          If, upon any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the amounts payable with respect to the Series E Preferred Stock and any other shares of stock of the Corporation ranking as to any such distribution on a parity with the Series E Preferred Stock are not paid in full, the holders of the Series E Preferred Stock and of such other shares shall share ratably in any such distribution of assets of the Corporation in proportion to the full respective preferential amounts to which they are entitled.

          Consolidation or merger of the Corporation with or into another corporation or corporations, or a sale, whether for cash, shares of stock, securities or properties, of all or substantially all of the assets of the Corporation, shall not be deemed or construed to be a liquidation, dissolution or winding up of the Corporation within the meaning of this paragraph 7.

          8.  Consolidation, Merger, etc.  In case the Corporation shall enter
              ---------------------------
into any consolidation, merger, combination or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case each share of Series E Preferred Stock shall at the same time be similarly exchanged or changed into an amount per share, subject to the provision for adjustment hereinafter set forth, equal to 100 times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is changed or exchanged. In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the amount set forth in the preceding sentence with respect to the exchange or change of shares of Series E Preferred Stock shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

          9.  Limitation on Dividends on Junior Ranking Stock.  So long as any
              -----------------------------------------------
Series E Preferred Stock shall be outstanding, the Corporation shall not declare any dividends on Junior Stock, or make any payment on account of, or set apart money for, a sinking or other analogous fund for the purchase, redemption or other retirement of any shares of Junior Stock, or make any distribution in respect thereof, whether in cash or property or in obligations or stock of the Corporation, other than Junior Stock (such dividends, payments, setting apart and distributions being herein called "Junior Stock Payments"), unless all of the conditions set forth in the following subsections A and B shall exist at the date of such declaration in the case of any such dividend, or the date of such setting apart in the case of any such fund, or the date of such payment or distribution in the case of any other Junior Stock Payment:

          A. Full cumulative dividends shall have been paid or declared and set apart for payment upon all outstanding shares of Preferred Stock other than Junior Stock.

          B. The Corporation shall not be in default or in arrears with respect to any sinking or other analogous fund or any call for tenders obligation or other agreement for the purchase, redemption or other retirement of any shares of Preferred Stock other than Junior Stock.

                   8.16% CUMULATIVE PREFERRED STOCK, SERIES L
                                       of
                            BANKAMERICA CORPORATION


          1.   Designation.  The designation of such series shall be 8.16%
               -----------
Cumulative Preferred Stock, Series L (hereinafter referred to as the "Series L Preferred Stock") and the number of shares constituting such series is eight hundred thousand (800,000). Shares of Series L Preferred Stock shall have a stated value of $500 per share. The number of authorized shares of Series L Preferred Stock may be reduced by further resolution duly adopted by the Board of Directors of the Corporation or the Executive Committee of the Board of Directors and by the filing of a certificate pursuant to the provisions of the General Corporation Law of the State of Delaware stating that such reduction has been so authorized, but the number of authorized shares of Series L Preferred Stock shall not be increased.

          2.   Dividends.  Quarterly Dividend Periods shall commence on March 1,
               ---------
June 1, September 1 and December 1 in each year and shall end on and include the day next preceding the first day of the next Quarterly Dividend Period. Such dividends shall be cumulative from the respective dates of original issue of shares of Series L Preferred Stock and shall be payable, when and as declared by the Board of Directors, on February 28, May 31, August 31 and November 30 of each year, commencing August 31, 1992. Each such dividend shall be paid to the holders of record of shares of Series L Preferred Stock as they appear on the stock register of the Corporation on such record date, not exceeding 30 days preceding the payment date thereof, as shall be fixed by the Board of Directors of the Corporation. Dividends on account of arrears for any past Dividend Periods may be declared and paid at any time, without reference to any regular dividend payment date, to holders of record on such date, not exceeding 45 days preceding the payment date thereof, as may be fixed by the Board of Directors of the Corporation. If there shall be outstanding shares of any other series of Preferred Stock ranking on a parity as to dividends with the Series L Preferred Stock, the Corporation, in making any dividend payment on account of arrears on the Series L Preferred Stock or such other series of Preferred Stock, shall make payments ratably upon all outstanding shares of Series L Preferred Stock and such other series of Preferred Stock in proportion to the respective amounts of dividends in arrears upon all such outstanding shares of Series L Preferred Stock and such other series of Preferred Stock to the date of such dividend payment. No interest, or sum of money in lieu of interest, shall be payable in respect of any dividend payment or payments which may be in arrears.

          The amount of dividends per share payable for each Quarterly Dividend Period shall be computed by dividing the Dividend Rate (as defined below) for such Dividend Period by four and applying such rate against the stated value per share of the Series L Preferred Stock. Dividends payable on the Series L Preferred Stock for any period less than a full Quarterly Dividend Period shall be computed on the basis of a 360-day year consisting of twelve 30-day months.


          3.  Dividend Rate.  The Dividend Rate on the shares of Series L
              -------------
Preferred Stock for the period (the "Initial Dividend Period") from the respective dates of original issue thereof to and including

August 31, 1992, and for each Quarterly Dividend Period thereafter shall be 8.16% per annum.

          4.   Redemption.  The Corporation, at its option, may, with the prior
               ----------
consent of the Board of Governors of the Federal Reserve System, if required, redeem shares of the Series L Preferred Stock, as a whole or in part, at any time or from time to time on or after July 13, 1997, at $500 per share, plus accrued and unpaid dividends thereon to the date fixed for redemption.

          If the Corporation shall redeem shares of Series L Preferred Stock pursuant to this Section 4, notice of such redemption shall be given by publication (not less than 40 nor more than 90 days prior to the redemption date) at least once in a newspaper printed in the English language and of general circulation in the City and County of San Francisco, State of California (upon any secular day of the week) stating such election on the part of the Corporation and that on the redemption date there will become due and payable upon each of the shares to be redeemed, at the place or places specified in such notice, the applicable redemption price therein specified. A similar notice shall be mailed by first class mail, postage prepaid, not less than 40 nor more than 90 days prior to the redemption date, to each holder of record of the shares to be redeemed, at such holder's address as the same appears on the stock register of the Corporation. Each such notice shall state: (a) the redemption date; (b) the number of shares of Series L Preferred Stock to be redeemed and, if less than all the shares held by such holder are to be redeemed, the number of such shares to be redeemed from such holder; (c) the redemption price; (d) the place or places where certificates for such shares are to be surrendered for payment of the redemption price; and (e) that dividends on the shares to be redeemed will cease to accrue on such redemption date. Notice having been mailed as aforesaid, from and after the redemption date (unless default shall be made by the Corporation in providing money for the payment of the redemption price) dividends on the shares of the Series L Preferred Stock so called for redemption shall cease to accrue, and said shares shall no longer be deemed to be outstanding, and all rights of the holders thereof as stockholders of the Corporation (except the right to receive from the Corporation the redemption price) shall cease. Upon surrender in accordance with said notice of the certificates for any shares so redeemed (properly endorsed or assigned for transfer, if the Board of Directors of the Corporation shall so require and the notice shall so state), such shares shall be redeemed by the Cor poration at the redemption price aforesaid. If less than all the outstanding shares of Series L Preferred Stock are to be redeemed, shares to be redeemed shall be selected by the Corporation from outstanding shares of Series L Preferred Stock not previously called for redemption by lot or pro rata (as nearly as may be) in any method determined by the Corporation in its sole discretion to be equitable.

          In no event shall the Corporation redeem or purchase any shares of Series L Preferred Stock pursuant to this Section 4 unless full cumulative dividends shall have been paid or declared and set apart for payment upon all outstanding shares of Series L Preferred Stock for all past Dividend Periods, and unless all matured obligations of the Corporation with respect to all sinking funds, retirement funds or purchase funds for all series of Preferred Stock then outstanding have been met.

          5.   Shares to be Retired.  All shares of Series L Preferred
               --------------------

Stock redeemed by the Corporation shall be retired and cancelled and shall be restored to the status of authorized but unissued shares of Preferred Stock, without designation as to series, and may thereafter be issued.

          6.   Conversion or Exchange.  The holders of shares of Series L
               ----------------------
Preferred Stock shall not have any rights herein to convert such shares into or exchange such shares for shares of any other class or classes or of any other series of any class or classes of capital stock of the Corporation.

          7.  Voting.  Except as hereinafter in this Section 7 expressly
              ------
provided or as otherwise required by law, the Series L Preferred Stock shall have no voting power.

          Whenever and as often as dividends payable on any share or shares of the Preferred Stock at the time outstanding shall be accumulated and unpaid in an amount equivalent to or exceeding six quarterly dividends (whether or not declared and whether or not consecutive), the holders of record of the Preferred Stock of all series shall thereafter have the right, as a single class, to elect two directors, and, subject to the terms of any outstanding series of Preferred Stock, the holders of record of the common stock, as a single class, shall have the right to elect the remain ing authorized number of Directors. In any such election, the holders of shares of Series L Preferred Stock shall be entitled to cast one vote per share.

          Upon the happening of the six dividend defaults hereinabove set forth, a special meeting of stockholders of the Corporation then entitled to vote shall be called by the Chairman of the Board or the President or the Secretary of the Corporation, if requested in writing by the holders of record of not less than ten percent of the Preferred Stock then outstanding. At such special meeting, or, if no such special meeting shall have been called, then at the next annual meeting of stockholders, the stockholders of the Corporation then entitled to vote shall elect, voting as above provided, an entirely new Board of Directors, and the term of office of the Directors in office at the time of such election shall expire upon the election of their successors at such meeting; provided, however, that nothing herein contained shall be construed to be a bar to the reelection of any Director at such meeting. At all meetings of stockholders at which holders of Preferred Stock shall be entitled to vote for Directors as a single class, the holders of a majority of the outstanding shares of each class or series of capital stock of the Corporation having the right to vote as a single class shall be necessary to constitute a quorum, whether present in person or by proxy, for the election by that class or series of its designated Directors. In order to validate an election of Directors by stockholders voting as a class, such Directors shall be elected by the vote of at least a plurality of shares held by such stockholders present or represented at the meeting. At any such meeting, the election of Directors by stockholders voting as a class shall be valid notwithstanding that a quorum of other stockholders voting as one or more classes may not be present or represented at such meeting, and if any stockholders voting as a class shall elect Directors, the Directors so elected shall be deemed to be Directors of the Corporation unless and until the other stockholders entitled to vote as one or more classes shall elect their Directors.

          While class voting is in effect with respect to the Preferred

Stock, any Director elected by holders of Preferred Stock voting as a class may be removed at any annual or special meeting, by vote of a majority of the stockholders voting as a class who elected such Director, for any cause deemed sufficient by such stockholders present at such meeting. In case any vacancy shall occur among the Directors elected by such stockholders voting as a class, such vacancy may be filled by the remaining Director so elected, or his successor then in office, and the Director so elected to fill such vacancy shall serve until the next meeting of stockholders for the election of Directors.

          Such voting rights of the holders of Preferred Stock as a single class, once effective, shall continue only until all arrears in dividends (whether or not declared) on the Preferred Stock shall have been paid or declared and set apart for payment at which time the right of the Preferred Stock to vote as a single class for the election of Directors, as hereinabove set forth, shall terminate. Upon such termination, a special meeting of the stockholders of the Corporation then entitled to vote may be called by the Chairman of the Board or the President, and shall be called by the Chairman of the Board or the President or the Secretary of the Corporation if requested in writing by the holders of record of not less than one percent of the common stock then outstanding, and at such special meeting, or if no such special meeting shall have been called then at the next annual meeting of the stockholders, the stockholders of the Corporation then entitled to vote shall elect an entirely new Board of Directors and the term of office of the Directors in office at the time of such election shall expire upon the election of their successors at such meeting; provided, however, that nothing herein contained shall be construed to be a bar to the reelection of any such Director at such meeting.

          The consent of the holders of at least two-thirds of the number of shares of Preferred Stock at the time outstanding, given in person or by proxy, either in writing or at a meeting of stockholders at which the holders of the Preferred Stock shall vote separately as a class without regard to series, the holders of shares of Series L Preferred Stock being entitled to cast one vote per share thereon, shall be necessary for effecting or validating:

          (i) any change in the Certificate of Incorporation or certificate supplemental thereto or By-laws of the Corporation which would materially and adversely alter or change the preferences, privileges, rights or powers given to the holders of the Preferred Stock, provided, that if one or more but not all series of Preferred Stock at the time outstanding are so affected, only the consent of the holders of at least two-thirds of each series so affected, voting separately as a class, shall be required; or

          (ii) the issuance of any shares of any other class of stock of the Corporation ranking prior to the Preferred Stock.

          The term "ranking prior to the Preferred Stock" shall mean and include all shares of stock of the Corporation in respect of which the rights of the holders thereof as to the payment of dividends or as to distributions in the event of a voluntary or an involuntary liquidation, dissolution or winding up of the Corporation, are given preference over the rights of the holders of the Preferred Stock.

          8.  Liquidation Preference.  In the event of any liquidation,
              ----------------------
dissolution or winding up of the Corporation, voluntary or involuntary, the holders of all shares of Series L Preferred Stock shall be entitled to be paid in full out of the assets of the Corporation available for distribution to stockholders, before any distribution of assets shall be made to the holders of common stock or of any other shares of stock of the Corporation ranking as to such distribution junior to the Series L Preferred Stock, an amount equal to $500 per share plus an amount equal to any accrued and unpaid dividends thereon to the date fixed for payment of such distribution. If, upon any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the amounts payable with respect to the Series L Preferred Stock and any other shares of stock of the Corporation ranking as to any such distribution on a parity with the Series L Preferred Stock are not paid in full, the holders of the Series L Preferred Stock and of such other shares shall share ratably in any such distribution of assets of the Corporation in proportion to the full respective preferential amounts to which they are entitled. After payment to the holders of the Series L Preferred Stock of the full preferential amounts provided for in this Section 8, the holders of the Series L Preferred Stock shall be entitled to no further participation in any distribution of assets by the Corporation.

          Consolidation or merger of the Corporation with or into another corporation or corporations, or a sale, whether for cash, shares of stock, securities or properties, of all or substantially all of the assets of the Corporation, shall not be deemed or construed to be a liquidation, dissolution or winding up of the Corporation within the meaning of this paragraph 8.

          9.   Limitation on Dividends on Junior Ranking Stock.  So long as any
               -----------------------------------------------
Series L Preferred Stock shall be outstanding, the Corporation shall not declare any dividends on the common stock of the Corporation or any other stock of the Corporation ranking as to dividends or distribution of assets junior to the Series L Preferred Stock (the common stock and any such other stock being herein referred to as "Junior Stock"), or make any payment on account of, or set apart money for, a sinking or other analogous fund for the purchase, redemption or other retirement of any shares of Junior Stock, or make any distribution in respect thereof, whether in cash or property or in obligations or stock of the Corporation, other than Junior Stock (such dividends, payments, setting apart and distributions being herein called "Junior Stock Payments"), unless all of the conditions set forth in the following subsections A and B shall exist at the date of such declaration in the case of any such dividend, or the date of such setting apart in the case of any such fund, or the date of such payment or distribution in the case of any other Junior Stock Payment:

          A. Full cumulative dividends shall have been paid or declared and set apart for payment upon all outstanding shares of Preferred Stock other than Junior Stock.

          B. The Corporation shall not be in default or in arrears with respect to any sinking or other analogous fund or any call for tenders obligation or other agreement for the purchase, redemption or other retirement of any shares of Preferred Stock other than Junior Stock.

                    7 7/8% CUMULATIVE PREFERRED STOCK, SERIES M
                                       of
                            BANKAMERICA CORPORATION


          1.   Designation.  The designation of such series shall be 7 7/8%
               -----------
Cumulative Preferred Stock, Series M (hereinafter referred to as the "Series M Preferred Stock") and the number of shares constituting such series is seven hundred thousand (700,000). Shares of Series M Preferred Stock shall have a stated value of $500 per share. The number of authorized shares of Series M Preferred Stock may be reduced by further resolution duly adopted by the Board of Directors of the Corporation or the Executive Committee of the Board of Directors and by the filing of a certificate pursuant to the provisions of the General Corporation Law of the State of Delaware stating that such reduction has been so authorized, but the number of authorized shares of Series M Preferred Stock shall not be increased.

          2.   Dividends.  Quarterly Dividend Periods shall commence on March 1,
               ---------
June 1, September 1 and December 1 in each year and shall end on and include the day next preceding the first day of the next Quarterly Dividend Period. Such dividends shall be cumulative from the respective dates of original issue of shares of Series M Preferred Stock and shall be payable, when and as declared by the Board of Directors, on February 28, May 31, August 31 and November 30 of each year, commencing November 30, 1992. Each such dividend shall be paid to the holders of record of shares of Series M Preferred Stock as they appear on the stock register of the Corporation on such record date, not exceeding 30 days preceding the payment date thereof, as shall be fixed by the Board of Directors of the Corporation. Dividends on account of arrears for any past Dividend Periods may be declared and paid at any time, without reference to any regular dividend payment date, to holders of record on such date, not exceeding 45 days preceding the payment date thereof, as may be fixed by the Board of Directors of the Corporation. If there shall be outstanding shares of any other series of Preferred Stock ranking on a parity as to dividends with the Series M Preferred Stock, the Corporation, in making any dividend payment on account of arrears on the Series M Preferred Stock or such other series of Preferred Stock, shall make payments ratably upon all outstanding shares of Series M Preferred Stock and such other series of Preferred Stock in proportion to the respective amounts of dividends in arrears upon all such outstanding shares of Series M Preferred Stock and such other series of Preferred Stock to the date of such dividend payment. No interest, or sum of money in lieu of interest, shall be payable in respect of any dividend payment or payments which may be in arrears.

          The amount of dividends per share payable for each Quarterly Dividend Period shall be computed by dividing the Dividend Rate (as defined below) for such Dividend Period by four and applying such rate against the stated value per share of the Series M Preferred Stock. Dividends payable on the Series M Preferred Stock for any period less than a full Quarterly Dividend Period shall be computed on the basis of a 360-day year consisting of twelve 30-day months.


          3.  Dividend Rate.  The Dividend Rate on the shares of Series M
              -------------
Preferred Stock for the period (the "Initial Dividend Period") from the respective dates of original issue thereof to and including November 30,

1992, and for each Quarterly Dividend Period thereafter shall be 7 7/8% per annum.

          4.   Redemption.  The Corporation, at its option, may, with the prior
               ----------
consent of the Board of Governors of the Federal Reserve System, if required, redeem shares of the Series M Preferred Stock, as a whole or in part, at any time or from time to time on or after September 30, 1997, at $500 per share, plus accrued and unpaid dividends thereon to the date fixed for redemption.

          If the Corporation shall redeem shares of Series M Preferred Stock pursuant to this Section 4, notice of such redemption shall be given by publication (not less than 40 nor more than 90 days prior to the redemption date) at least once in a newspaper printed in the English language and of general circulation in the City and County of San Francisco, State of California (upon any secular day of the week) stating such election on the part of the Corporation and that on the redemption date there will become due and payable upon each of the shares to be redeemed, at the place or places specified in such notice, the applicable redemption price therein specified. A similar notice shall be mailed by first class mail, postage prepaid, not less than 40 nor more than 90 days prior to the redemption date, to each holder of record of the shares to be redeemed, at such holder's address as the same appears on the stock register of the Corporation. Each such notice shall state: (a) the redemption date; (b) the number of shares of Series M Preferred Stock to be redeemed and, if less than all the shares held by such holder are to be redeemed, the number of such shares to be redeemed from such holder; (c) the redemption price; (d) the place or places where certificates for such shares are to be surrendered for payment of the redemption price; and (e) that dividends on the shares to be redeemed will cease to accrue on such redemption date. Notice having been mailed as aforesaid, from and after the redemption date (unless default shall be made by the Corporation in providing money for the payment of the redemption price) dividends on the shares of the Series M Preferred Stock so called for redemption shall cease to accrue, and said shares shall no longer be deemed to be outstanding, and all rights of the holders thereof as stockholders of the Corporation (except the right to receive from the Corporation the redemption price) shall cease. Upon surrender in accordance with said notice of the certificates for any shares so redeemed (properly endorsed or assigned for transfer, if the Board of Directors of the Corporation shall so require and the notice shall so state), such shares shall be redeemed by the Cor poration at the redemption price aforesaid. If less than all the outstanding shares of Series M Preferred Stock are to be redeemed, shares to be redeemed shall be selected by the Corporation from outstanding shares of Series M Preferred Stock not previously called for redemption by lot or pro rata (as nearly as may be) in any method determined by the Corporation in its sole discretion to be equitable.

          In no event shall the Corporation redeem or purchase any shares of Series M Preferred Stock pursuant to this Section 4 unless full cumulative dividends shall have been paid or declared and set apart for payment upon all outstanding shares of Series M Preferred Stock for all past Dividend Periods, and unless all matured obligations of the Corporation with respect to all sinking funds, retirement funds or purchase funds for all series of Preferred Stock then outstanding have been met.

          5.   Shares to be Retired.  All shares of Series M Preferred
               --------------------

Stock redeemed by the Corporation shall be retired and cancelled and shall be restored to the status of authorized but unissued shares of Preferred Stock, without designation as to series, and may thereafter be issued.

          6.   Conversion or Exchange.  The holders of shares of Series M
               ----------------------
Preferred Stock shall not have any rights herein to convert such shares into or exchange such shares for shares of any other class or classes or of any other series of any class or classes of capital stock of the Corporation.

          7.  Voting.  Except as hereinafter in this Section 7 expressly
              ------
provided or as otherwise required by law, the Series M Preferred Stock shall have no voting power.

          Whenever and as often as dividends payable on any share or shares of the Preferred Stock at the time outstanding shall be accumulated and unpaid in an amount equivalent to or exceeding six quarterly dividends (whether or not declared and whether or not consecutive), the holders of record of the Preferred Stock of all series shall thereafter have the right, as a single class, to elect two directors, and, subject to the terms of any outstanding series of Preferred Stock, the holders of record of the common stock, as a single class, shall have the right to elect the remain ing authorized number of Directors. In any such election, the holders of shares of Series M Preferred Stock shall be entitled to cast one vote per share.

          Upon the happening of the six dividend defaults hereinabove set forth, a special meeting of stockholders of the Corporation then entitled to vote shall be called by the Chairman of the Board or the President or the Secretary of the Corporation, if requested in writing by the holders of record of not less than ten percent of the Preferred Stock then outstanding. At such special meeting, or, if no such special meeting shall have been called, then at the next annual meeting of stockholders, the stockholders of the Corporation then entitled to vote shall elect, voting as above provided, an entirely new Board of Directors, and the term of office of the Directors in office at the time of such election shall expire upon the election of their successors at such meeting; provided, however, that nothing herein contained shall be construed to be a bar to the reelection of any Director at such meeting. At all meetings of stockholders at which holders of Preferred Stock shall be entitled to vote for Directors as a single class, the holders of a majority of the outstanding shares of each class or series of capital stock of the Corporation having the right to vote as a single class shall be necessary to constitute a quorum, whether present in person or by proxy, for the election by that class or series of its designated Directors. In order to validate an election of Directors by stockholders voting as a class, such Directors shall be elected by the vote of at least a plurality of shares held by such stockholders present or represented at the meeting. At any such meeting, the election of Directors by stockholders voting as a class shall be valid notwithstanding that a quorum of other stockholders voting as one or more classes may not be present or represented at such meeting, and if any stockholders voting as a class shall elect Directors, the Directors so elected shall be deemed to be Directors of the Corporation unless and until the other stockholders entitled to vote as one or more classes shall elect their Directors.

          While class voting is in effect with respect to the Preferred

Stock, any Director elected by holders of Preferred Stock voting as a class may be removed at any annual or special meeting, by vote of a majority of the stockholders voting as a class who elected such Director, for any cause deemed sufficient by such stockholders present at such meeting. In case any vacancy shall occur among the Directors elected by such stockholders voting as a class, such vacancy may be filled by the remaining Director so elected, or his successor then in office, and the Director so elected to fill such vacancy shall serve until the next meeting of stockholders for the election of Directors.

          Such voting rights of the holders of Preferred Stock as a single class, once effective, shall continue only until all arrears in dividends (whether or not declared) on the Preferred Stock shall have been paid or declared and set apart for payment at which time the right of the Preferred Stock to vote as a single class for the election of Directors, as hereinabove set forth, shall terminate. Upon such termination, a special meeting of the stockholders of the Corporation then entitled to vote may be called by the Chairman of the Board or the President, and shall be called by the Chairman of the Board or the President or the Secretary of the Corporation if requested in writing by the holders of record of not less than one percent of the common stock then outstanding, and at such special meeting, or if no such special meeting shall have been called then at the next annual meeting of the stockholders, the stockholders of the Corporation then entitled to vote shall elect an entirely new Board of Directors and the term of office of the Directors in office at the time of such election shall expire upon the election of their successors at such meeting; provided, however, that nothing herein contained shall be construed to be a bar to the reelection of any such Director at such meeting.

          The consent of the holders of at least two-thirds of the number of shares of Preferred Stock at the time outstanding, given in person or by proxy, either in writing or at a meeting of stockholders at which the holders of the Preferred Stock shall vote separately as a class without regard to series, the holders of shares of Series M Preferred Stock being entitled to cast one vote per share thereon, shall be necessary for effecting or validating:

          (i) any change in the Certificate of Incorporation or certificate supplemental thereto or By-laws of the Corporation which would materially and adversely alter or change the preferences, privileges, rights or powers given to the holders of the Preferred Stock, provided, that if one or more but not all series of Preferred Stock at the time outstanding are so affected, only the consent of the holders of at least two-thirds of each series so affected, voting separately as a class, shall be required; or

          (ii) the issuance of any shares of any other class of stock of the Corporation ranking prior to the Preferred Stock.

          The term "ranking prior to the Preferred Stock" shall mean and include all shares of stock of the Corporation in respect of which the rights of the holders thereof as to the payment of dividends or as to distributions in the event of a voluntary or an involuntary liquidation, dissolution or winding up of the Corporation, are given preference over the rights of the holders of the Preferred Stock.

          8.  Liquidation Preference.  In the event of any liquidation,
              ----------------------
dissolution or winding up of the Corporation, voluntary or involuntary, the holders of all shares of Series M Preferred Stock shall be entitled to be paid in full out of the assets of the Corporation available for distribution to stockholders, before any distribution of assets shall be made to the holders of common stock or of any other shares of stock of the Corporation ranking as to such distribution junior to the Series M Preferred Stock, an amount equal to $500 per share plus an amount equal to any accrued and unpaid dividends thereon to the date fixed for payment of such distribution. If, upon any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the amounts payable with respect to the Series M Preferred Stock and any other shares of stock of the Corporation ranking as to any such distribution on a parity with the Series M Preferred Stock are not paid in full, the holders of the Series M Preferred Stock and of such other shares shall share ratably in any such distribution of assets of the Corporation in proportion to the full respective preferential amounts to which they are entitled. After payment to the holders of the Series M Preferred Stock of the full preferential amounts provided for in this Section 8, the holders of the Series M Preferred Stock shall be entitled to no further participation in any distribution of assets by the Corporation.

          Consolidation or merger of the Corporation with or into another corporation or corporations, or a sale, whether for cash, shares of stock, securities or properties, of all or substantially all of the assets of the Corporation, shall not be deemed or construed to be a liquidation, dissolution or winding up of the Corporation within the meaning of this paragraph 8.

          9.   Limitation on Dividends on Junior Ranking Stock.  So long as any
               -----------------------------------------------
Series M Preferred Stock shall be outstanding, the Corporation shall not declare any dividends on the common stock of the Corporation or any other stock of the Corporation ranking as to dividends or distribution of assets junior to the Series M Preferred Stock (the common stock and any such other stock being herein referred to as "Junior Stock"), or make any payment on account of, or set apart money for, a sinking or other analogous fund for the purchase, redemption or other retirement of any shares of Junior Stock, or make any distribution in respect thereof, whether in cash or property or in obligations or stock of the Corporation, other than Junior Stock (such dividends, payments, setting apart and distributions being herein called "Junior Stock Payments"), unless all of the conditions set forth in the following subsections A and B shall exist at the date of such declaration in the case of any such dividend, or the date of such setting apart in the case of any such fund, or the date of such payment or distribution in the case of any other Junior Stock Payment:

          A. Full cumulative dividends shall have been paid or declared and set apart for payment upon all outstanding shares of Preferred Stock other than Junior Stock.

          B. The Corporation shall not be in default or in arrears with respect to any sinking or other analogous fund or any call for tenders obligation or other agreement for the purchase, redemption or other retirement of any shares of Preferred Stock other than Junior Stock.

                  8 1/2% CUMULATIVE PREFERRED STOCK, SERIES N
                                       of
                            BANKAMERICA CORPORATION


          1.   Designation.  The designation of such series shall be 8 1/2%
               -----------
Cumulative Preferred Stock, Series N (hereinafter referred to as the "Series N Preferred Stock") and the number of shares constituting such series is four hundred seventy-five thousand (475,000). Shares of Series N Preferred Stock shall have a stated value of $500 per share. The number of authorized shares of Series N Preferred Stock may be reduced by further resolution duly adopted by the Board of Directors of the Corporation or the Executive Committee of the Board of Directors and by the filing of a certificate pursuant to the provisions of the General Corporation Law of the State of Delaware stating that such reduction has been so authorized, but the number of authorized shares of Series N Preferred Stock shall not be increased.

          2.   Dividends.  Quarterly Dividend Periods shall commence on March 1,
               ---------
June 1, September 1 and December 1 in each year and shall end on and include the day next preceding the first day of the next Quarterly Dividend Period. Such dividends shall be cumulative from the respective dates of original issue of shares of Series N Preferred Stock and shall be payable, when and as declared by the Board of Directors, on February 28, May 31, August 31 and November 30 of each year, commencing February 28, 1993. Each such dividend shall be paid to the holders of record of shares of Series N Preferred Stock as they appear on the stock register of the Corporation on such record date, not exceeding 30 days preceding the payment date thereof, as shall be fixed by the Board of Directors of the Corporation. Dividends on account of arrears for any past Dividend Periods may be declared and paid at any time, without reference to any regular dividend payment date, to holders of record on such date, not exceeding 45 days preceding the payment date thereof, as may be fixed by the Board of Directors of the Corporation. If there shall be outstanding shares of any other series of Preferred Stock ranking on a parity as to dividends with the Series N Preferred Stock, the Corporation, in making any dividend payment on account of arrears on the Series N Preferred Stock or such other series of Preferred Stock, shall make payments ratably upon all outstanding shares of Series N Preferred Stock and such other series of Preferred Stock in proportion to the respective amounts of dividends in arrears upon all such outstanding shares of Series N Preferred Stock and such other series of Preferred Stock to the date of such dividend payment. No interest, or sum of money in lieu of interest, shall be payable in respect of any dividend payment or payments which may be in arrears.

          The amount of dividends per share payable for each Quarterly Dividend Period shall be computed by dividing the Dividend Rate (as defined below) for such Dividend Period by four and applying such rate against the stated value per share of the Series N Preferred Stock. Dividends payable on the Series N Preferred Stock for any period less than a full Quarterly Dividend Period shall be computed on the basis of a 360-day year consisting of twelve 30-day months.

          3.  Dividend Rate.  The Dividend Rate on the shares of Series N
              -------------
Preferred Stock for the period (the "Initial Dividend Period") from the respective dates of original issue thereof to and including February 28, 1993, and for each Quarterly Dividend Period thereafter shall be 8 1/2% per annum.

          4.   Redemption.  The Corporation, at its option, may, with the prior
               ----------
consent of the Board of Governors of the Federal Reserve System, if required, redeem shares of the Series N Preferred Stock, as a whole or in part, at any time or from time to time on or after December 15, 1997, at $500 per share, plus accrued and unpaid dividends thereon to the date fixed for redemption.

          If the Corporation shall redeem shares of Series N Preferred Stock pursuant to this Section 4, notice of such redemption shall be given by publication (not less than 40 nor more than 90 days prior to the redemption date) at least once in a newspaper printed in the English language and of general circulation in the City and County of San Francisco, State of California (upon any secular day of the week) stating such election on the part of the Corporation and that on the redemption date there will become due and payable upon each of the shares to be redeemed, at the place or places specified in such notice, the applicable redemption price therein specified. A similar notice shall be mailed by first class mail, postage prepaid, not less than 40 nor more than 90 days prior to the redemption date, to each holder of record of the shares to be redeemed, at such holder's address as the same appears on the stock register of the Corporation. Each such notice shall state: (a) the redemption date; (b) the number of shares of Series N Preferred Stock to be redeemed and, if less than all the shares held by such holder are to be redeemed, the number of such shares to be redeemed from such holder; (c) the redemption price; (d) the place or places where certificates for such shares are to be surrendered for payment of the redemption price; and (e) that dividends on the shares to be redeemed will cease to accrue on such redemption date. Notice having been mailed as aforesaid, from and after the redemption date (unless default shall be made by the Corporation in providing money for the payment of the redemption price) dividends on the shares of the Series N Preferred Stock so called for redemption shall cease to accrue, and said shares shall no longer be deemed to be outstanding, and all rights of the holders thereof as stockholders of the Corporation (except the right to receive from the Corporation the redemption price) shall cease. Upon surrender in accordance with said notice of the certificates for any shares so redeemed (properly endorsed or assigned for transfer, if the Board of Directors of the Corporation shall so require and the notice shall so state), such shares shall be redeemed by the Cor poration at the redemption price aforesaid. If less than all the outstanding shares of Series N Preferred Stock are to be redeemed, shares to be redeemed shall be selected by the Corporation from outstanding shares of Series N Preferred Stock not previously called for redemption by lot or pro rata (as nearly as may be) in any method determined by the Corporation in its sole discretion to be equitable.

          In no event shall the Corporation redeem or purchase any shares of Series N Preferred Stock pursuant to this Section 4 unless full cumulative dividends shall have been paid or declared and set apart for payment upon all outstanding shares of Series N Preferred Stock for all past Dividend Periods, and unless all matured obligations of the Corporation with respect to all sinking funds, retirement funds or purchase funds for all series of Preferred Stock then outstanding have been met.

          5.   Shares to be Retired.  All shares of Series N Preferred Stock
               --------------------
redeemed by the Corporation shall be retired and cancelled and shall be restored to the status of authorized but unissued shares of Preferred Stock, without designation as to series, and may thereafter be issued.

          6.   Conversion or Exchange.  The holders of shares of Series N
               ----------------------
Preferred Stock shall not have any rights herein to convert such shares into or exchange such shares for shares of any other class or classes or of any other series of any class or classes of capital stock of the Corporation.

          7.  Voting.  Except as hereinafter in this Section 7 expressly
              ------
provided or as otherwise required by law, the Series N Preferred Stock shall have no voting power.

          Whenever and as often as dividends payable on any share or shares of the Preferred Stock at the time outstanding shall be accumulated and unpaid in an amount equivalent to or exceeding six quarterly dividends (whether or not declared and whether or not consecutive), the holders of record of the Preferred Stock of all series shall thereafter have the right, as a single class, to elect two directors, and, subject to the terms of any outstanding series of Preferred Stock, the holders of record of the common stock, as a single class, shall have the right to elect the remain ing authorized number of Directors. In any such election, the holders of shares of Series N Preferred Stock shall be entitled to cast one vote per share.

          Upon the happening of the six dividend defaults hereinabove set forth, a special meeting of stockholders of the Corporation then entitled to vote shall be called by the Chairman of the Board or the President or the Secretary of the Corporation, if requested in writing by the holders of record of not less than ten percent of the Preferred Stock then outstanding. At such special meeting, or, if no such special meeting shall have been called, then at the next annual meeting of stockholders, the stockholders of the Corporation then entitled to vote shall elect, voting as above provided, an entirely new Board of Directors, and the term of office of the Directors in office at the time of such election shall expire upon the election of their successors at such meeting; provided, however, that nothing herein contained shall be construed to be a bar to the reelection of any Director at such meeting. At all meetings of stockholders at which holders of Preferred Stock shall be entitled to vote for Directors as a single class, the holders of a majority of the outstanding shares of each class or series of capital stock of the Corporation having the right to vote as a single class shall be necessary to constitute a quorum, whether present in person or by proxy, for the election by that class or series of its designated Directors. In order to validate an election of Directors by stockholders voting as a class, such Directors shall be elected by the vote of at least a plurality of shares held by such stockholders present or represented at the meeting. At any such meeting, the election of Directors by stockholders voting as a class shall be valid notwithstanding that a quorum of other stockholders voting as one or more classes may not be present or represented at such meeting, and if any stockholders voting as a class shall elect Directors, the

Directors so elected shall be deemed to be Directors of the Corporation unless and until the other stockholders entitled to vote as one or more classes shall elect their Directors.

          While class voting is in effect with respect to the Preferred Stock, any Director elected by holders of Preferred Stock voting as a class may be removed at any annual or special meeting, by vote of a majority of the stockholders voting as a class who elected such Director, for any cause deemed sufficient by such stockholders present at such meeting. In case any vacancy shall occur among the Directors elected by such stockholders voting as a class, such vacancy may be filled by the remaining Director so elected, or his successor then in office, and the Director so elected to fill such vacancy shall serve until the next meeting of stockholders for the election of Directors.

          Such voting rights of the holders of Preferred Stock as a single class, once effective, shall continue only until all arrears in dividends (whether or not declared) on the Preferred Stock shall have been paid or declared and set apart for payment at which time the right of the Preferred Stock to vote as a single class for the election of Directors, as hereinabove set forth, shall terminate. Upon such termination, a special meeting of the stockholders of the Corporation then entitled to vote may be called by the Chairman of the Board or the President, and shall be called by the Chairman of the Board or the President or the Secretary of the Corporation if requested in writing by the holders of record of not less than one percent of the common stock then outstanding, and at such special meeting, or if no such special meeting shall have been called then at the next annual meeting of the stockholders, the stockholders of the Corporation then entitled to vote shall elect an entirely new Board of Directors and the term of office of the Directors in office at the time of such election shall expire upon the election of their successors at such meeting; provided, however, that nothing herein contained shall be construed to be a bar to the reelection of any such Director at such meeting.

          The consent of the holders of at least two-thirds of the number of shares of Preferred Stock at the time outstanding, given in person or by proxy, either in writing or at a meeting of stockholders at which the holders of the Preferred Stock shall vote separately as a class without regard to series, the holders of shares of Series N Preferred Stock being entitled to cast one vote per share thereon, shall be necessary for effecting or validating:

          (i) any change in the Certificate of Incorporation or certificate supplemental thereto or By-laws of the Corporation which would materially and adversely alter or change the preferences, privileges, rights or powers given to the holders of the Preferred Stock, provided, that if one or more but not all series of Preferred Stock at the time outstanding are so affected, only the consent of the holders of at least two-thirds of each series so affected, voting separately as a class, shall be required; or

          (ii) the issuance of any shares of any other class of stock of the Corporation ranking prior to the Preferred Stock.

          The term "ranking prior to the Preferred Stock" shall mean and include all shares of stock of the Corporation in respect of which the rights of the holders thereof as to the payment of dividends or as to distributions in the event of a voluntary or an involuntary liquidation, dissolution or winding up of the Corporation, are given preference over the rights of the holders of the Preferred Stock.

          8.   Liquidation Preference.  In the event of any liquidation,
               ----------------------
dissolution or winding up of the Corporation, voluntary or involuntary, the holders of all shares of Series N Preferred Stock shall be entitled to be paid in full out of the assets of the Corporation available for distribution to stockholders, before any distribution of assets shall be made to the holders of common stock or of any other shares of stock of the Corporation ranking as to such distribution junior to the Series N Preferred Stock, an amount equal to $500 per share plus an amount equal to any accrued and unpaid dividends thereon to the date fixed for payment of such distribution. If, upon any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the amounts payable with respect to the Series N Preferred Stock and any other shares of stock of the Corporation ranking as to any such distribution on a parity with the Series N Preferred Stock are not paid in full, the holders of the Series N Preferred Stock and of such other shares shall share ratably in any such distribution of assets of the Corporation in proportion to the full respective preferential amounts to which they are entitled. After payment to the holders of the Series N Preferred Stock of the full preferential amounts provided for in this Section 8, the holders of the Series N Preferred Stock shall be entitled to no further participation in any distribution of assets by the Corporation.


          Consolidation or merger of the Corporation with or into another corporation or corporations, or a sale, whether for cash, shares of stock, securities or properties, of all or substantially all of the assets of the Corporation, shall not be deemed or construed to be a liquidation, dissolution or winding up of the Corporation within the meaning of this paragraph 8.

          9.   Limitation on Dividends on Junior Ranking Stock.  So long as any
               -----------------------------------------------
Series N Preferred Stock shall be outstanding, the Corporation shall not declare any dividends on the common stock of the Corporation or any other stock of the Corporation ranking as to dividends or distribution of assets junior to the Series N Preferred Stock (the common stock and any such other stock being herein referred to as "Junior Stock"), or make any payment on account of, or set apart money for, a sinking or other analogous fund for the purchase, redemption or other retirement of any shares of Junior Stock, or make any distribution in respect thereof, whether in cash or property or in obligations or stock of the Corporation, other than Junior Stock (such dividends, payments, setting apart and distributions being herein called "Junior Stock Payments"), unless all of the conditions set forth in the following subsections A and B shall exist at the date of such declaration in the case of any such dividend, or the date of such setting apart in the case of any such fund, or the date of such payment or distribution in the case of any other Junior Stock Payment:

          A. Full cumulative dividends shall have been paid or declared and set apart for payment upon all outstanding shares of Preferred Stock other than Junior Stock.

          B. The Corporation shall not be in default or in arrears with respect to any sinking or other analogous fund or any call for tenders obligation or other agreement for the purchase, redemption or other retirement of any shares of Preferred Stock other than Junior Stock.